UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, Illinois 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2018

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	24
GLOBAL VALUE FUND	31
INTERNATIONAL VALUE FUND	33
VALUE OPPORTUNITIES FUND	35
CAPITAL INCOME FUND	39
HIGH YIELD FUND	47
STATEMENTS OF ASSETS & LIABILITIES	53
STATEMENTS OF OPERATIONS	55
STATEMENTS OF CHANGES IN NET ASSETS	57
FINANCIAL HIGHLIGHTS	62
NOTES TO THE FINANCIAL STATEMENTS	67
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83
FUND EXPENSE EXAMPLES	84
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	86
MANAGEMENT	88
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve-month period ended June 30, 2018.

OVERVIEW

The S&P 500® Index returned +14.4% and the Russell Developed Index returned +12.1% (in US dollar terms) over the twelve-month period ended June 30, 2018. The positive performance from global equities suggests that for the time being, investors are choosing to focus on strong corporate earnings as opposed to trade war risks and geopolitical tensions. Global earnings grew more than +30% year-over-year in the most recently reported quarter, with many companies reporting earnings growth of more than 50% from a year ago. Interestingly, the composition of this fastest-growing cohort was broadly distributed across sectors even though stock performance across sectors has varied significantly.

There were large performance differences between sectors, with information technology, energy, and consumer discretionary leading the way and non-cyclical sectors lagging. Globally, growth outperformed value over the past 12 months, which poses a challenge to our value-focused investment approach. Fortunately, markets move in cycles, and this headwind can shift into a tailwind when value comes back into vogue.

The valuation of broad equity markets across the globe appears above average, but this is heavily influenced by certain market segments that we view as considerably overvalued. Valuation spreads are wide. In light of value's underperformance, we are often asked what would serve as the catalyst to bring value back into vogue; unfortunately we do not have a definitive answer. A rise in interest rates should favor value stocks, which are shorter duration instruments than growth stocks. An economic slowdown could favor value if the revenue/earnings projections for growth stocks fail to live up to the rosy expectations embedded in the elevated valuation multiples. Perhaps the "catalyst" will be investors' eventual recognition of the wide valuation disparity across equity markets, as has often been the case. While the timing is uncertain, we are confident that the cycle will shift in favor of value once again.

The ICE BofAML U.S. High Yield Index ((high yield market) one-year return posted a gain of 2.53%) was positive but only slightly so. After several rate hikes, the Federal Funds Target Rate now stands at 2.0%, and the yield curve has flattened but is not inverted. Lower rated high yield credits absorbed the rate hikes better than the BB- rated cohort, and thus outperformed over the twelve-month period. The broad high yield market closed the period with a yield-to-worst of 6.53% and a spread over treasuries of 371 basis points — modestly higher than one year ago.

While credit valuations are not overly exciting, the high yield market continued to demonstrate signs of good health. The trailing 12 month default rate closed just above 2% as of June 30, well below its long-term average. Revenue and profits continued to grow at a modest yet decidedly positive pace. The overall high yield market has shrunk as fund flows have been negative, particularly in high yield ETFs, and most new issuance coming to market has been for refinancing. Leverage has shown nascent signs of rising but this has not worried rating agencies, whose upgrades have considerably outpaced downgrades. Also, despite lower inventories at primary dealers — the byproduct of a more stringent regulatory environment — liquidity across the high yield market has continued to improve.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 9.81% for the one year ended June 30, 2018 compared to the Russell 1000® Value Index return of 6.77%.

The Fund's Class I shares outperformed the Russell 1000® Value Index over the twelve-month period. The overweight position in energy, which was the Fund's and the market's top-performing sector, helped relative performance but not as much as positive stock selection in the sector helped. The Fund's energy stocks returned +42% compared to +23% for the index's energy stocks. Positive stock selection in consumer staples and health care also helped performance, along with the overweight exposure to information technology. Stock selection in consumer discretionary, financials, and information technology were performance detractors. The largest positive contributors to relative performance were Marathon Oil, Microsoft, Hess, Hewlett Packard Enterprise, and Royal Dutch Shell; the largest detractors were AIG, Johnson Controls, Oracle, Goodyear Tire, and Cummins.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 10.01% for the one year ended June 30, 2018 compared to the Russell 1000® Value Index return of 6.77%.

The Fund's Class I shares outperformed the Russell 1000® Value Index over the twelve-month period. The exposure to energy was the largest positive contributor in the period, as both the overweight allocation and positive stock selection worked in the Fund's favor. Positive stock selection in consumer staples and health care also helped, as did the overweight position in information technology — the market's best performing sector after energy. Stock selection in financials, information technology, and materials hurt performance relative to the benchmark. The largest individual contributors to relative performance were Marathon Oil, Microsoft, Hess, Hewlett Packard Enterprise, and General Electric; the largest detractors were AIG, Johnson Controls, Oracle, Vodafone, and Cummins.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 14.32% for the one year ended June 30, 2018 compared to the Russell Midcap® Value Index return of 7.60%.

The Fund's Class I shares outperformed the Russell Midcap® Value Index over the twelve-month period. Positive stock selection in industrials, utilities, and financials contributed to the outperformance, along with the overweight exposures to energy and information technology. Stock selection in health care and consumer discretionary detracted from performance, as did the lack of exposure to materials. The largest individual positive contributors were Whiting Petroleum, NRG Energy, Cairn Energy, Kohl's, and Navistar; the largest detractors were Office Depot, Ophir Energy, Goodyear Tire, Bed Bath & Beyond, and ARRIS International.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 13.33% for the one year ended June 30, 2018 compared to the Russell 2000® Value Index return of 13.10%.

Over the twelve-month period, the Fund's Class I shares outperformed the Russell 2000® Value Index. The Fund was overweight energy, which was among the market's best performing sectors. The Fund's energy positions also outperformed the index's energy positions. This overweight and positive stock selection combined lead to the Fund's outperformance over the period. Positive stock selection in financials and the overweight position in industrials also helped. Stock selection in consumer discretionary and industrials detracted from performance, as did the underweight exposure to health care which was the index's top performer. The largest individual positive contributors to relative performance were Whiting Petroleum, TCF Financial, Matson, Oppenheimer Holdings, and PBF Energy; the largest detractors were Office Depot, WestJet Airlines, ARRIS International, Elah Holdings, and Tutor Perini.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 17.48% for the one year ended June 30, 2018 compared to the Russell 2000® Value Index return of 13.10%.

The Fund's Class I shares outperformed the Russell 2000® Value Index over the twelve-month period, largely due to positive stock selection. Stock selection was positive in 9 of the 11 GICS® sectors over the course of the year. It was most positive in energy, financials, and industrials. The Fund was overweight stocks with a market cap of less than $1 billion, which outperformed the rest of the market and thus helped relative performance. The underweight position and stock selection in health care detracted from performance.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 9.59% for the one year ended June 30, 2018 compared to the Russell Developed Index return of 12.09%.

Over the twelve-month period, the Fund's Class I shares underperformed the Russell Developed Index. The Fund's value approach was a large headwind during the year as global growth stocks outperformed global value stocks by a wide margin. Large cap growth constituents in information technology and consumer discretionary led the market, and our absence in these position hurt relative performance. The overweight position in financials also detracted from returns. The overweight position and positive stock selection in energy helped relative performance in the year, along with positive stock selection in consumer staples. The largest individual detractors to relative performance were AIG, WestJet Airlines, Ophir Energy, Office Depot, and ARRIS International; the largest positive contributors were Whiting Petroleum, Hewlett Packard Enterprise, Royal Mail, Tesco, and Marathon Oil.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of 3.50% for the one year ended June 30, 2018 compared to the Russell Developed ex-U.S. Index return of 8.29%.

The Fund's Class I shares underperformed the Russell Developed ex-U.S. Index over the twelve-month period. International growth stocks outperformed international value stocks by a large magnitude, which presented a brisk headwind for our value approach compared to our core benchmark. The underweight allocation and stock selection in materials also detracted from performance, along with stock selection in information technology and consumer discretionary. Positive stock selection in consumer staples and the overweight positions in both information technology and energy helped relative performance. The largest individual detractors to relative performance were WestJet Airlines, Ophir Energy, ARRIS International, Societe Generale, and Draegerwerk; the largest positive contributors were Tesco, Royal Mail, Embraer, WorleyParsons, and Frank's International.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 12.11% for the one year ended June 30, 2018 compared to the S&P 500® Index return of 14.37%.

Over the twelve-month period, the Fund's Class I shares underperformed the S&P 500® Index. The Fund's value focus hurt performance relative to the core benchmark as a handful of large growth stocks that we did not own led the market. Accordingly, our positions in consumer discretionary and information technology lagged the S&P 500® Index's performance in these sectors. The overweight exposure and stock selection in financials also detracted from performance. The overweight allocation and positive security selection in energy helped performance over the period. Positive security selection in consumer staples and health care were also meaningful positive contributors. The largest individual detractors to relative performance were AIG, WestJet Airlines, Office Depot, Oracle, and ARRIS International; the largest positive contributors were Whiting Petroleum, Hewlett Packard Enterprise, Royal Mail, GEO Group, and National Oilwell Varco.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of 6.71% for the one year ended June 30, 2018, compared to the 50/50 blended benchmark of the S&P 500® Index and the ICE BofAML U.S. Corporate, Government and Mortgage Index return of 6.86%.

The Fund underperformed the 50/50 blended benchmark over the twelve-month period. The Fund's average equity weight over the twelve-month period was 56% versus a long-term target of 50%. This helped performance as equities outperformed both investment grade and high yield bonds.

The equity portion of the Fund underperformed the S&P 500® Index over the period. The primary reason for the underperformance was the significant outperformance of growth over value, which is not a conducive environment for our value centric process. We did not hold a handful of richly valued growth stocks in the consumer discretionary and information technology sectors that were significant drivers of the index's performance. Stock selection in financials and the underweight allocation to information technology hurt relative returns. Positive stock selection in consumer staples, industrials, and utilities helped relative performance. The overweight allocation to energy and underweight allocation to health care also helped. The largest individual detractors to relative performance were Energy XXI Gulf Coast,

WestJet Airlines, Office Depot, Ophir Energy, and AIG; the largest positive contributors were Whiting Petroleum, Royal Mail, Hewlett Packard Enterprise, Matson, and Kosmos Energy.

The fixed income portion of the Fund outperformed the ICE BofAML U.S. Corporate, Government and Mortgage Index as high yield bonds outperformed investment grade bonds over the period. The fixed income portion of the Fund also outperformed the ICE BofAML U.S. High Yield Index over the twelve-month period. Positive credit selection and the underweight in BB-rated credits both helped relative performance. Credit selection was strongest in basic industry, retail, and automotive. The overweight allocation to energy also helped. Credit selection in consumer goods detracted from performance.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 2.87% for the one year ended June 30, 2018 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of 1.86%.

The Fund's Class I shares outperformed the ICE BofAML BB-B U.S. High Yield Constrained Index over the twelve-month period. The Fund's underweight to BB-rated securities and overweight to B-rated credits helped relative performance as the highest rated credits underperformed. Positive credit selection was the primary driver of outperformance, and was particularly strong in basic industry, retail, and banking. The overweight allocation to energy also helped. Credit selection and the overweight in consumer goods detracted from performance.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager	Patty McKenna Fund Manager

James Miles Fund Manager	Stan Majcher Fund Manager	David Green Fund Manager	Scott McBride Fund Manager

Judd Peters Fund Manager	Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager	Noah Mayer Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Large Cap Value Fund, Mid-Cap Value Fund and High Yield Fund have five classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and Capital Income Fund have four classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors, the International Value Fund is not offering Class A or Class C shares to investors and the Funds are not offering Class T shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

Class T shares incur a maximum initial sales charge of 2.50% and an annual distribution and service fee of 0.25%.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are offered only by the High Yield Fund and are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

Fund Information

Russell Developed ex-U.S. Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges, excluding U.S. securities.

ICE BofAML U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2018. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2018. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

Yield-to-Worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Earnings Per Share (EPS) is the portion of a company's profit allocated to each shareholder. It is calculated based on Net Income Available for Common Shareholders divided by the Basic Weighted Average Shares Outstanding.

A basis point is one hundredth of one percent (0.01%).

Market Capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Investment grade indicates that a municipal or corporate bond has a relatively low risk of default.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the year ended June 30, 2018, the Value Opportunities Fund held futures contracts, which resulted in realized and unrealized gains, and purchased put options, which resulted in unrealized losses, and the Capital Income Fund and High Yield Fund held credit default swap contracts, which resulted in realized and unrealized losses to each Fund.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	9.81%	11.08%	9.59%	7.39%
Class A
Average annual total return (with sales charge)	3.81%	9.62%	8.73%	6.71%
Average annual total return (without sales charge)	9.57%	10.82%	9.32%	7.12%
Class C
Average annual total return (with CDSC)	7.77%	9.99%	8.53%	6.34%
Average annual total return (without CDSC)	8.77%	9.99%	8.53%	6.34%
S&P 500® Index††
Average annual total return	14.37%	13.42%	10.17%	9.01%
Russell 1000® Index††
Average annual total return	14.54%	13.37%	10.20%	9.25%
Russell 1000® Value Index††
Average annual total return	6.77%	10.34%	8.49%	7.94%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	10.01%	11.57%	9.71%	9.22%
Class A
Average annual total return (with sales charge)	3.96%	10.10%	8.84%	8.78%
Average annual total return (without sales charge)	9.72%	11.30%	9.43%	8.97%
Class C
Average annual total return (with CDSC)	7.92%	10.46%	8.66%	8.15%
Average annual total return (without CDSC)	8.92%	10.46%	8.66%	8.15%
Class R
Average annual total return	9.47%	11.02%	9.17%	8.69%
S&P 500® Index††
Average annual total return	14.37%	13.42%	10.17%	9.75%
Russell 1000® Index††
Average annual total return	14.54%	13.37%	10.20%	9.84%
Russell 1000® Value Index††
Average annual total return	6.77%	10.34%	8.49%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	14.32%	9.26%	12.50%	12.29%
Class A
Average annual total return (with sales charge)	8.05%	7.81%	11.61%	11.73%
Average annual total return (without sales charge)	14.05%	8.98%	12.22%	12.01%
Class C
Average annual total return (with CDSC)	12.20%	8.17%	11.45%	11.21%
Average annual total return (without CDSC)	13.20%	8.17%	11.45%	11.21%
Class R
Average annual total return	13.74%	8.71%	11.94%	11.80%
Russell Midcap® Index††
Average annual total return	12.33%	12.22%	10.23%	10.30%
Russell Midcap® Value Index††
Average annual total return	7.60%	11.27%	10.06%	10.49%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	13.33%	11.17%	11.95%	11.70%
Class A
Average annual total return (with sales charge)	7.10%	9.70%	11.06%	11.27%
Average annual total return (without sales charge)	13.05%	10.89%	11.67%	11.45%
Class C
Average annual total return (with CDSC)	11.21%	10.06%	10.89%	10.65%
Average annual total return (without CDSC)	12.21%	10.06%	10.89%	10.65%
Russell 2000® Index††
Average annual total return	17.57%	12.46%	10.60%	10.12%
Russell 2000® Value Index††
Average annual total return	13.10%	11.18%	9.88%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	Since 6/30/14*
Class I
Average annual total return	17.48%	11.00%
Class A
Average annual total return (with sales charge)	10.98%	9.21%
Average annual total return (without sales charge)	17.18%	10.68%
Russell 2000® Index††
Average annual total return	17.57%	9.83%
Russell 2000® Value Index††
Average annual total return	13.10%	8.51%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	9.59%	9.46%	11.35%
Class A
Average annual total return (with sales charge)	3.61%	8.03%	10.01%
Average annual total return (without sales charge)	9.36%	9.20%	11.09%
Russell Developed Index††
Average annual total return	12.09%	10.81%	11.54%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	Since 12/31/15*
Class I
Average annual total return	3.50%	10.18%
Russell Developed ex-U.S. Index††
Average annual total return	8.29%	10.14%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	12.11%	11.63%	13.91%	12.82%
Class A
Average annual total return (with sales charge)	5.98%	10.16%	13.02%	12.21%
Average annual total return (without sales charge)	11.84%	11.35%	13.63%	12.60%
Class C
Average annual total return (with CDSC)	9.99%	10.53%	12.83%	11.73%
Average annual total return (without CDSC)	10.99%	10.53%	12.83%	11.73%
S&P 500® Index††
Average annual total return	14.37%	13.42%	10.17%	9.77%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	Since 12/31/10*
Class I
Average annual total return	6.71%	8.64%	10.02%
Class A
Average annual total return (with sales charge)	1.28%	7.30%	9.43%
Average annual total return (without sales charge)	6.34%	8.36%	10.14%
S&P 500® Index††
Average annual total return	14.37%	13.42%	13.18%
ICE BofAML U.S. Corporate, Government and Mortgage Index††
Average annual total return	–0.40%	2.34%	2.81%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2018	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	2.87%	5.17%	10.52%
Class A
Average annual total return (with sales charge)	–1.13%	4.12%	9.72%
Average annual total return (without sales charge)	2.68%	4.92%	10.17%
Class C
Average annual total return (with CDSC)	0.76%	4.13%	9.41%
Average annual total return (without CDSC)	1.76%	4.13%	9.41%
Class Z
Average annual total return	2.93%	5.27%	10.63%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	1.85%	5.33%	10.30%

Returns shown for Class A, Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares and lower total annual operating expenses of Class Z shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.93%
Wells Fargo & Company	3.98%
Citigroup, Inc.	3.85%
Hewlett Packard Enterprise Company	3.83%
Apache Corp.	3.49%
Oracle Corp.	3.47%
Marathon Oil Corp.	3.02%
Microsoft Corp.	3.01%
Hess Corp.	2.88%
Discovery, Inc. - Class C	2.58%
COMMON STOCKS — 99.60%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.62% Auto Components — 2.76%
Adient PLC	19,174	$943,169
The Goodyear Tire & Rubber Company	44,500	1,036,405
Magna International, Inc.	17,100	994,023
		2,973,597
Automobiles — 3.13%
General Motors Company	65,400	2,576,760
Harley-Davidson, Inc.	19,000	799,520
		3,376,280
Media — 7.32%
CBS Corp.	24,900	1,399,878
Comcast Corp.	68,400	2,244,204
Discovery, Inc. — Class A (a) (l)	15,500	426,250
Discovery, Inc. — Class C (a)	109,000	2,779,500
The Interpublic Group of Companies, Inc.	22,500	527,400
Omnicom Group, Inc.	6,600	503,382
		7,880,614
Specialty Retail — 0.41%
Bed Bath & Beyond, Inc.	22,300	444,328
TOTAL CONSUMER DISCRETIONARY		14,674,819
CONSUMER STAPLES — 4.57% Beverages — 1.60%
PepsiCo, Inc.	15,800	1,720,146
Food Products — 1.94%
Kellogg Company	8,300	579,921
Mondelez International, Inc.	36,900	1,512,900
		2,092,821
Personal Products — 1.03%
Unilever PLC — ADR	20,000	1,105,600
TOTAL CONSUMER STAPLES		4,918,567
	Shares Held	Value
ENERGY — 15.12% Energy Equipment & Services — 1.37%
National Oilwell Varco, Inc.	34,100	$1,479,940
Oil, Gas & Consumable Fuels — 13.75%
Andeavor	6,000	787,080
Apache Corp.	80,500	3,763,375
Hess Corp.	46,400	3,103,696
Kosmos Energy Ltd. (a)	75,900	627,693
Marathon Oil Corp.	155,700	3,247,902
Murphy Oil Corp.	47,400	1,600,698
Royal Dutch Shell PLC — ADR	24,262	1,679,658
		14,810,102
TOTAL ENERGY		16,290,042
FINANCIALS — 28.41% Banks — 13.33%
Bank of America Corp.	84,622	2,385,494
CIT Group, Inc.	10,500	529,305
Citigroup, Inc.	61,974	4,147,300
Citizens Financial Group, Inc.	31,900	1,240,910
JPMorgan Chase & Company	17,000	1,771,400
Wells Fargo & Company	77,334	4,287,397
		14,361,806
Capital Markets — 3.36%
The Bank of New York Mellon Corp.	9,800	528,514
The Goldman Sachs Group, Inc.	7,300	1,610,161
Morgan Stanley	10,000	474,000
State Street Corp.	10,800	1,005,372
		3,618,047
Consumer Finance — 4.41%
Ally Financial, Inc.	30,100	790,727
Capital One Financial Corp.	25,500	2,343,450
Discover Financial Services	23,000	1,619,430
		4,753,607

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Diversified Financial Services — 1.05%
AXA Equitable Holdings, Inc. (a)	54,800	$1,129,428
Insurance — 6.26%
American International Group, Inc.	100,200	5,312,604
The Travelers Companies, Inc.	11,700	1,431,378
		6,743,982
TOTAL FINANCIALS		30,606,870
HEALTH CARE — 7.75% Biotechnology — 0.78%
Biogen, Inc. (a)	2,900	841,696
Health Care Equipment & Supplies — 2.54%
Koninklijke Philips NV	14,066	594,570
Medtronic PLC	18,882	1,616,488
Zimmer Biomet Holdings, Inc.	4,700	523,768
		2,734,826
Health Care Providers & Services — 1.53%
Anthem, Inc.	6,900	1,642,407
Pharmaceuticals — 2.90%
GlaxoSmithKline PLC — ADR	42,500	1,713,175
Sanofi — ADR	35,300	1,412,353
		3,125,528
TOTAL HEALTH CARE		8,344,457
INDUSTRIALS — 9.00% Aerospace & Defense — 0.38%
Embraer SA — ADR	16,400	408,360
Building Products — 2.24%
Johnson Controls International PLC	72,147	2,413,317
Electrical Equipment — 0.73%
Eaton Corp. PLC	10,600	792,244
Industrial Conglomerates — 1.84%
General Electric Company	145,700	1,982,977
Machinery — 3.81%
CNH Industrial NV	171,400	1,804,842
Cummins, Inc.	13,200	1,755,600
PACCAR, Inc.	8,700	539,052
		4,099,494
TOTAL INDUSTRIALS		9,696,392
INFORMATION TECHNOLOGY — 15.59% Communications Equipment — 2.17%
Telefonaktiebolaget LM Ericsson — ADR	305,200	2,340,884
Electronic Equipment, Instruments & Components — 2.60%
Corning, Inc.	83,900	2,308,089
TE Connectivity Ltd.	5,500	495,330
		2,803,419
	Shares Held	Value
IT Services — 0.51%
Teradata Corp. (a)	13,500	$542,025
Software — 6.48%
Microsoft Corp.	32,900	3,244,269
Oracle Corp.	84,800	3,736,288
		6,980,557
Technology Hardware, Storage & Peripherals — 3.83%
Hewlett Packard Enterprise Company	282,600	4,128,786
TOTAL INFORMATION TECHNOLOGY		16,795,671
MATERIALS — 1.16% Containers & Packaging — 1.16%
International Paper Company	23,900	1,244,712
TOTAL MATERIALS		1,244,712
TELECOMMUNICATION SERVICES — 2.16% Wireless Telecommunication Services — 2.16%
Vodafone Group PLC — ADR	95,663	2,325,568
TOTAL TELECOMMUNICATION SERVICES		2,325,568
UTILITIES — 2.22% Electric Utilities — 2.22%
PPL Corp.	41,400	1,181,970
The Southern Company	26,100	1,208,691
TOTAL UTILITIES		2,390,661
Total common stocks (Cost $119,726,468)		107,287,759
Total long-term investments (Cost $119,726,468)		107,287,759
COLLATERAL FOR SECURITIES ON LOAN — 0.39%
Money Market Funds — 0.39%
Invesco Government & Agency Portfolio — Institutional Class, 1.81%^	416,970	416,970
Total collateral for securities on loan (Cost $416,970)		416,970
Total investments — 99.99% (Cost $120,143,438)		107,704,729
Other assets in excess of liabilities — 0.01%		11,828
Net assets — 100.00%		$107,716,557

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $408,688. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.83%
Wells Fargo & Company	4.26%
Citigroup, Inc.	4.07%
Hewlett Packard Enterprise Company	3.77%
Oracle Corp.	3.65%
Apache Corp.	3.26%
Microsoft Corp.	2.97%
Marathon Oil Corp.	2.92%
Hess Corp.	2.74%
Discovery, Inc. - Class C	2.62%
COMMON STOCKS — 98.21%	Shares Held	Value
CONSUMER DISCRETIONARY — 12.28% Auto Components — 2.17%
Adient PLC	88,191	$4,338,115
Magna International, Inc.	86,100	5,004,993
		9,343,108
Automobiles — 3.13%
General Motors Company	258,300	10,177,020
Harley-Davidson, Inc.	77,300	3,252,784
		13,429,804
Media — 6.43%
CBS Corp.	102,500	5,762,550
Comcast Corp.	271,300	8,901,353
Discovery, Inc. — Class A (a) (l)	61,500	1,691,250
Discovery, Inc. — Class C (a)	440,800	11,240,400
		27,595,553
Specialty Retail — 0.55%
Bed Bath & Beyond, Inc.	118,300	2,357,128
TOTAL CONSUMER DISCRETIONARY		52,725,593
CONSUMER STAPLES — 4.14% Beverages — 1.69%
PepsiCo, Inc.	66,400	7,228,968
Food Products — 1.44%
Mondelez International, Inc.	150,900	6,186,900
Personal Products — 1.01%
Unilever PLC — ADR	78,700	4,350,536
TOTAL CONSUMER STAPLES		17,766,404
ENERGY — 15.06% Energy Equipment & Services — 1.32%
National Oilwell Varco, Inc.	130,600	5,668,040
	Shares Held	Value
Oil, Gas & Consumable Fuels — 13.74%
Andeavor	23,600	$3,095,848
Apache Corp.	299,400	13,996,950
Hess Corp.	176,000	11,772,640
Marathon Oil Corp.	601,800	12,553,548
Murphy Oil Corp.	290,900	9,823,693
Royal Dutch Shell PLC — ADR	111,372	7,710,284
		58,952,963
TOTAL ENERGY		64,621,003
FINANCIALS — 28.02% Banks — 13.53%
Bank of America Corp.	333,749	9,408,384
Citigroup, Inc.	261,188	17,478,701
Citizens Financial Group, Inc.	104,000	4,045,600
JPMorgan Chase & Company	85,100	8,867,420
Wells Fargo & Company	329,563	18,270,973
		58,071,078
Capital Markets — 3.15%
The Goldman Sachs Group, Inc.	38,300	8,447,831
State Street Corp.	54,700	5,092,023
		13,539,854
Consumer Finance — 4.10%
Capital One Financial Corp.	111,900	10,283,610
Discover Financial Services	103,900	7,315,599
		17,599,209
Diversified Financial Services — 0.97%
AXA Equitable Holdings, Inc. (a)	201,700	4,157,037
Insurance — 6.27%
American International Group, Inc.	391,200	20,741,424
The Travelers Companies, Inc.	50,300	6,153,702
		26,895,126
TOTAL FINANCIALS		120,262,304

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
HEALTH CARE — 7.79% Health Care Equipment & Supplies — 3.26%
Koninklijke Philips NV	80,666	$3,409,752
Medtronic PLC	77,900	6,669,019
Zimmer Biomet Holdings, Inc.	35,100	3,911,544
		13,990,315
Health Care Providers & Services — 1.57%
Anthem, Inc.	28,300	6,736,249
Pharmaceuticals — 2.96%
GlaxoSmithKline PLC — ADR	180,200	7,263,862
Sanofi — ADR	136,100	5,445,361
		12,709,223
TOTAL HEALTH CARE		33,435,787
INDUSTRIALS — 8.71% Aerospace & Defense — 0.51%
Embraer SA — ADR	88,500	2,203,650
Building Products — 2.43%
Johnson Controls International PLC	311,319	10,413,620
Industrial Conglomerates — 1.72%
General Electric Company	543,000	7,390,230
Machinery — 4.05%
CNH Industrial NV (l)	676,900	7,127,757
Cummins, Inc.	61,200	8,139,600
PACCAR, Inc.	34,300	2,125,228
		17,392,585
TOTAL INDUSTRIALS		37,400,085
INFORMATION TECHNOLOGY — 16.53% Communications Equipment — 3.99%
ARRIS International PLC (a)	265,900	6,499,925
Telefonaktiebolaget LM Ericsson — ADR	1,384,900	10,622,183
		17,122,108
Electronic Equipment, Instruments & Components — 2.15%
Corning, Inc.	335,400	9,226,854
Software — 6.62%
Microsoft Corp.	129,200	12,740,412
Oracle Corp.	356,000	15,685,360
		28,425,772
Technology Hardware, Storage & Peripherals — 3.77%
Hewlett Packard Enterprise Company	1,106,400	16,164,504
TOTAL INFORMATION TECHNOLOGY		70,939,238
	Shares Held	Value
MATERIALS — 1.58% Containers & Packaging — 1.58%
International Paper Company	130,500	$6,796,440
TOTAL MATERIALS		6,796,440
TELECOMMUNICATION SERVICES — 2.49% Wireless Telecommunication Services — 2.49%
Vodafone Group PLC — ADR	439,544	10,685,315
TOTAL TELECOMMUNICATION SERVICES		10,685,315
UTILITIES — 1.61% Electric Utilities — 1.61%
PPL Corp.	160,400	4,579,420
The Southern Company	50,700	2,347,917
TOTAL UTILITIES		6,927,337
Total common stocks (Cost $449,028,457)		421,559,506
Total long-term investments (Cost $449,028,457)		421,559,506
COLLATERAL FOR SECURITIES ON LOAN — 0.39%
Money Market Funds — 0.39%
Invesco Government & Agency Portfolio — Institutional Class, 1.81%^	1,663,360	1,663,360
Total collateral for securities on loan (Cost $1,663,360)		1,663,360
SHORT-TERM INVESTMENTS — 1.64%	Principal Amount
Time Deposits — 1.64%
Banco Santander SA, 1.27%, 07/02/2018*	$7,045,829	7,045,829
Total short-term investments (Cost $7,045,829)		7,045,829
Total investments — 100.24% (Cost $457,737,646)		430,268,695
Liabilities in excess of other assets — (0.24)%		(1,014,433)
Net assets — 100.00%		$429,254,262

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $1,628,643. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Popular, Inc.	5.13%
Whiting Petroleum Corp.	5.08%
Hewlett Packard Enterprise Company	4.24%
ARRIS International PLC	4.05%
Telefonaktiebolaget LM Ericsson	3.47%
Cairn Energy PLC	3.37%
Kosmos Energy Ltd.	3.29%
Discovery, Inc. - Class C	3.12%
CIT Group, Inc.	3.06%
Citizens Financial Group, Inc.	2.91%
COMMON STOCKS — 98.62%	Shares Held	Value
CONSUMER DISCRETIONARY — 17.08% Auto Components — 4.83%
Adient PLC	302,800	$14,894,732
The Goodyear Tire & Rubber Company	2,164,700	50,415,863
Magna International, Inc.	442,200	25,705,086
		91,015,681
Household Durables — 2.42%
TRI Pointe Group, Inc. (a)	2,795,700	45,737,652
Media — 5.22%
CBS Corp.	187,300	10,530,006
Discovery, Inc. — Class A (a) (l)	403,700	11,101,750
Discovery, Inc. — Class C (a)	2,309,400	58,889,700
News Corp.	1,150,500	17,832,750
		98,354,206
Multiline Retail — 0.48%
Kohl's Corp.	124,100	9,046,890
Specialty Retail — 4.13%
Bed Bath & Beyond, Inc.	1,750,800	34,884,690
Office Depot, Inc.	16,862,500	42,999,375
		77,884,065
TOTAL CONSUMER DISCRETIONARY		322,038,494
CONSUMER STAPLES — 1.56% Food Products — 1.56%
Bunge Ltd.	421,900	29,410,649
TOTAL CONSUMER STAPLES		29,410,649
ENERGY — 23.37% Energy Equipment & Services — 6.87%
C&J Energy Services, Inc. (a)	1,382,400	32,624,640
Frank's International NV (a)	1,463,800	11,417,640
McDermott International, Inc. (a)	761,033	14,954,305
Superior Energy Services, Inc. (a)	3,232,600	31,485,524
Weatherford International PLC (a) (l)	11,876,300	39,073,027
		129,555,136
	Shares Held	Value
Oil, Gas & Consumable Fuels — 16.50%
Apache Corp.	230,400	$10,771,200
Cairn Energy PLC (a) (v)	19,353,700	63,549,008
Hess Corp.	77,300	5,170,597
Kosmos Energy Ltd. (a)	7,503,400	62,053,118
Marathon Oil Corp.	222,200	4,635,092
Murphy Oil Corp.	595,800	20,120,166
Ophir Energy PLC (a) (o)	56,578,900	37,708,315
Sanchez Energy Corp. (a) (l)	2,483,700	11,226,324
Whiting Petroleum Corp. (a)	1,817,425	95,814,646
		311,048,466
TOTAL ENERGY		440,603,602
FINANCIALS — 21.18% Banks — 11.32%
CIT Group, Inc.	1,144,224	57,680,332
Citizens Financial Group, Inc.	1,410,300	54,860,670
Fifth Third Bancorp	142,700	4,095,490
Popular, Inc.	2,140,500	96,772,005
		213,408,497
Consumer Finance — 5.64%
Ally Financial, Inc.	977,700	25,684,179
Discover Financial Services	315,300	22,200,273
Santander Consumer USA Holdings, Inc.	1,092,200	20,850,098
SLM Corp. (a)	1,243,600	14,239,220
Synchrony Financial	702,000	23,432,760
		106,406,530
Diversified Financial Services — 1.04%
AXA Equitable Holdings, Inc. (a)	951,900	19,618,659

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Insurance — 3.18%
Alleghany Corp.	16,800	$9,659,496
CNO Financial Group, Inc.	1,863,600	35,482,944
Enstar Group Ltd. (a)	71,100	14,739,030
		59,881,470
TOTAL FINANCIALS		399,315,156
HEALTH CARE — 2.23% Health Care Equipment & Supplies — 0.48%
Zimmer Biomet Holdings, Inc.	80,600	8,982,064
Health Care Providers & Services — 0.21%
LifePoint Health, Inc. (a)	82,100	4,006,480
Pharmaceuticals — 1.54%
Mallinckrodt PLC (a) (l)	1,555,400	29,023,764
TOTAL HEALTH CARE		42,012,308
INDUSTRIALS — 10.66% Aerospace & Defense — 1.58%
Embraer SA — ADR	1,196,800	29,800,320
Air Freight & Logistics — 1.42%
Royal Mail PLC (v)	4,023,100	26,765,349
Construction & Engineering — 1.88%
Fluor Corp.	208,300	10,160,874
KBR, Inc.	1,408,800	25,245,696
		35,406,570
Machinery — 3.78%
Allison Transmission Holdings, Inc.	231,500	9,373,435
Cummins, Inc.	134,000	17,822,000
Navistar International Corp. (a)	1,082,200	44,067,184
		71,262,619
Road & Rail — 2.00%
AMERCO	79,600	28,349,540
Avis Budget Group, Inc. (a)	287,400	9,340,500
		37,690,040
TOTAL INDUSTRIALS		200,924,898
INFORMATION TECHNOLOGY — 16.24% Communications Equipment — 7.52%
ARRIS International PLC (a)	3,118,600	76,234,177
Telefonaktiebolaget LM Ericsson — ADR	8,537,900	65,485,693
		141,719,870
Electronic Equipment, Instruments & Components — 4.01%
Avnet, Inc.	983,000	42,160,870
Corning, Inc.	1,215,500	33,438,405
		75,599,275
IT Services — 0.47%
Teradata Corp. (a)	222,300	8,925,345
Technology Hardware, Storage & Peripherals — 4.24%
Hewlett Packard Enterprise Company	5,465,100	79,845,111
TOTAL INFORMATION TECHNOLOGY		306,089,601
	Shares Held		Value
REAL ESTATE — 3.34% Equity Real Estate Investment Trusts — 3.34%
Colony Capital, Inc.		1,671,900	$10,432,656
The GEO Group, Inc.		1,910,050	52,602,777
TOTAL REAL ESTATE			63,035,433
UTILITIES — 2.96% Electric Utilities — 0.70%
PPL Corp.		463,100	13,221,505
Independent Power and Renewable Electricity Producers — 2.26%
NRG Energy, Inc.		1,385,500	42,534,850
TOTAL UTILITIES			55,756,355
Total common stocks (Cost $1,706,355,486)			1,859,186,496
Total long-term investments (Cost $1,706,355,486)			1,859,186,496
COLLATERAL FOR SECURITIES ON LOAN — 1.55%
Money Market Funds — 1.55%
Invesco Government & Agency Portfolio — Institutional Class, 1.81%^		29,260,359	29,260,359
Total collateral for securities on loan (Cost $29,260,359)			29,260,359
SHORT-TERM INVESTMENTS — 1.95%	Principal Amount
Time Deposits — 1.95%
Banco Santander SA, 1.27%, 07/02/2018*		$9,146,249	9,146,249
Barclays PLC, 1.27%, 07/02/2018*		27,551,600	27,551,600
Brown Brothers Harriman & Co., 0.23%, 07/02/2018*	GBP	68	89
Total short-term investments (Cost $36,697,938)			36,697,938
Total investments — 102.12% (Cost $1,772,313,783)			1,925,144,793
Liabilities in excess of other assets — (2.12)%			(39,999,031)
Net assets — 100.00%			$1,885,145,762

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $28,571,388. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $90,314,357, which represented 4.79% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

^ — Rate shown is the 7-day yield as of June 30, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Whiting Petroleum Corp.	6.48%
Seritage Growth Properties	5.09%
ARRIS International PLC	4.57%
Enstar Group Ltd.	4.43%
Matson, Inc.	3.73%
Frank's International NV	3.32%
Popular, Inc.	3.26%
WestJet Airlines Ltd.	3.23%
First Hawaiian, Inc.	3.19%
Masonite International Corp.	3.17%
COMMON STOCKS — 98.22%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.65% Household Durables — 1.79%
TRI Pointe Group, Inc. (a)	874,600	$14,308,456
Media — 1.44%
MDC Partners, Inc. (a)	2,506,900	11,531,740
Specialty Retail — 5.42%
Bed Bath & Beyond, Inc.	169,100	3,369,317
Group 1 Automotive, Inc.	64,600	4,069,800
Office Depot, Inc.	6,470,800	16,500,540
Sonic Automotive, Inc.	942,200	19,409,320
		43,348,977
TOTAL CONSUMER DISCRETIONARY		69,189,173
ENERGY — 16.65% Energy Equipment & Services — 6.87%
C&J Energy Services, Inc. (a)	527,200	12,441,920
Frank's International NV (a)	3,404,500	26,555,100
Key Energy Services, Inc. (a)	250,300	4,064,872
McDermott International, Inc. (a)	153,000	3,006,450
Nine Energy Service, Inc. (a)	211,400	7,001,568
Quintana Energy Services, Inc. (a) (l)	223,800	1,895,586
		54,965,496
Oil, Gas & Consumable Fuels — 9.78%
Cairn Energy PLC (a) (v)	721,100	2,367,774
Kosmos Energy Ltd. (a)	1,766,500	14,608,955
PBF Energy, Inc.	145,300	6,092,429
Rockhopper Exploration PLC (a)	4,963,300	2,685,627
Talos Energy, Inc. (a)	19,800	636,174
Whiting Petroleum Corp. (a)	982,725	51,809,262
		78,200,221
TOTAL ENERGY		133,165,717
	Shares Held	Value
FINANCIALS — 27.33% Banks — 14.14%
Associated Banc-Corp	361,100	$9,858,030
The Bank of NT Butterfield & Son Ltd.	397,300	18,164,556
First BanCorp (a)	1,027,200	7,858,080
First Hawaiian, Inc.	879,800	25,531,796
First Horizon National Corp.	926,431	16,527,529
Investors Bancorp, Inc.	253,300	3,239,707
Popular, Inc.	577,100	26,090,691
TCF Financial Corp.	238,500	5,871,870
		113,142,259
Capital Markets — 1.40%
BrightSphere Investment Group PLC	513,500	7,322,510
Oppenheimer Holdings, Inc.	139,000	3,892,000
		11,214,510
Consumer Finance — 1.34%
SLM Corp. (a)	937,100	10,729,795
Insurance — 10.09%
CNO Financial Group, Inc.	799,700	15,226,288
Enstar Group Ltd. (a)	171,079	35,464,677
Global Indemnity Ltd.	374,736	14,607,209
Horace Mann Educators Corp.	345,400	15,404,840
		80,703,014
Thrifts & Mortgage Finance — 0.36%
Luther Burbank Corp.	246,700	2,838,284
TOTAL FINANCIALS		218,627,862
HEALTH CARE — 3.92% Health Care Equipment & Supplies — 0.63%
Invacare Corp.	272,000	5,059,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 3.29%
Hanger, Inc. (a)	1,373,800	$23,299,648
LifePoint Health, Inc. (a)	61,800	3,015,840
		26,315,488
TOTAL HEALTH CARE		31,374,688
INDUSTRIALS — 22.06% Aerospace & Defense — 2.37%
Embraer SA — ADR	760,600	18,938,940
Airlines — 3.23%
WestJet Airlines Ltd.	1,871,700	25,812,133
Building Products — 3.55%
Armstrong Flooring, Inc. (a)	220,700	3,098,628
Masonite International Corp. (a)	352,800	25,348,680
		28,447,308
Commercial Services & Supplies — 1.56%
LSC Communications, Inc.	796,000	12,465,360
Construction & Engineering — 3.96%
KBR, Inc.	1,310,800	23,489,536
Tutor Perini Corp. (a)	446,200	8,232,390
		31,721,926
Machinery — 2.18%
EnPro Industries, Inc.	42,400	2,965,880
Miller Industries, Inc.	383,300	9,793,315
Navistar International Corp. (a)	114,200	4,650,224
		17,409,419
Marine — 3.73%
Matson, Inc.	777,600	29,844,288
Professional Services — 0.44%
Hudson Global, Inc. (a) (o)	2,187,600	3,543,912
Trading Companies & Distributors — 1.04%
Rush Enterprises, Inc. (a)	191,900	8,324,622
TOTAL INDUSTRIALS		176,507,908
INFORMATION TECHNOLOGY — 6.07% Communications Equipment — 4.57%
ARRIS International PLC (a)	1,495,700	36,562,387
Semiconductors & Semiconductor Equipment — 1.50%
Diodes, Inc. (a)	348,100	11,999,007
TOTAL INFORMATION TECHNOLOGY		48,561,394
MATERIALS — 0.11% Metals & Mining — 0.11%
Elah Holdings, Inc. (a) (i)	11,539	865,425
Noranda Aluminum Holding Corp. (a) (o)	800,300	24,569
TOTAL MATERIALS		889,994
	Shares Held		Value
REAL ESTATE — 9.81% Equity Real Estate Investment Trusts — 9.81%
The GEO Group, Inc.		840,244	$23,140,320
Granite Real Estate Investment Trust (l)		335,600	13,682,412
New York REIT, Inc. (a) (l)		50,240	916,377
Seritage Growth Properties (l)		959,700	40,720,071
TOTAL REAL ESTATE			78,459,180
UTILITIES — 3.62% Electric Utilities — 3.62%
Evergy, Inc.		279,492	15,693,476
Portland General Electric Company		310,500	13,276,980
TOTAL UTILITIES			28,970,456
Total common stocks (Cost $682,868,982)			785,746,372
Total long-term investments (Cost $682,868,982)			785,746,372
COLLATERAL FOR SECURITIES ON LOAN — 4.05%
Money Market Funds — 4.05%
Invesco Government & Agency Portfolio — Institutional Class, 1.81%^		32,363,992	32,363,992
Total collateral for securities on loan (Cost $32,363,992)			32,363,992
SHORT-TERM INVESTMENTS — 2.08%	Principal Amount
Time Deposits — 2.08%
Brown Brothers Harriman & Co., 0.51%, 07/03/2018*	CAD	185,986	141,472
Citigroup, Inc., 1.27%, 07/02/2018*		$16,472,612	16,472,612
Total short-term investments (Cost $16,614,084)			16,614,084
Total investments — 104.35% (Cost $731,847,058)			834,724,448
Liabilities in excess of other assets — (4.35)%			(34,778,396)
Net assets — 100.00%			$799,946,052

(a) — Non-income producing security.

(i) — Illiquid security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $31,681,036. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,367,774, which represented 0.30% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

^ — Rate shown is the 7-day yield as of June 30, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
The Greenbrier Companies, Inc.	0.45%
Ultra Petroleum Corp.	0.45%
Gulfport Energy Corp.	0.43%
Frank's International NV	0.43%
Kosmos Energy Ltd.	0.43%
Smart Sand, Inc.	0.43%
MSG Networks, Inc.	0.42%
Bed Bath & Beyond, Inc.	0.42%
Luxoft Holding, Inc.	0.42%
Oceaneering International, Inc.	0.42%
COMMON STOCKS — 97.52%	Shares Held	Value
CONSUMER DISCRETIONARY — 18.19% Auto Components — 3.18%
Cooper Tire & Rubber Company	6,339	$166,716
Cooper-Standard Holdings, Inc. (a)	965	126,097
Dana, Inc.	4,276	86,332
Gentherm, Inc. (a)	2,212	86,932
Horizon Global Corp. (a)	30,103	179,413
Modine Manufacturing Company (a)	2,262	41,282
Motorcar Parts of America, Inc. (a)	6,791	127,060
Standard Motor Products, Inc.	844	40,799
Stoneridge, Inc. (a)	1,234	43,363
Superior Industries International, Inc.	7,087	126,857
Tenneco, Inc.	3,918	172,234
Tower International, Inc.	5,312	168,922
		1,366,007
Diversified Consumer Services — 0.59%
Capella Education Company	1,726	170,356
Graham Holdings Company	71	41,613
Strayer Education, Inc.	376	42,492
		254,461
Hotels, Restaurants & Leisure — 2.00%
Bluegreen Vacations Corp.	5,584	132,899
Bojangles', Inc. (a)	8,552	123,149
Brinker International, Inc.	837	39,841
Carrols Restaurant Group, Inc. (a)	6,090	90,437
The Cheesecake Factory, Inc.	1,554	85,563
El Pollo Loco Holdings, Inc. (a)	15,136	172,550
Eldorado Resorts, Inc. (a)	1,087	42,502
Hilton Grand Vacations, Inc. (a)	2,521	87,479
International Speedway Corp.	961	42,957
Ruth's Hospitality Group, Inc.	1,484	41,626
		859,003
	Shares Held	Value
Household Durables — 4.55%
Century Communities, Inc. (a)	5,595	$176,522
CSS Industries, Inc.	5,003	84,551
Ethan Allen Interiors, Inc.	3,482	85,309
Flexsteel Industries, Inc.	2,157	86,064
Green Brick Partners, Inc. (a)	4,655	45,619
Hooker Furniture Corp.	2,727	127,896
iRobot Corp. (a)	568	43,037
La-Z-Boy, Inc.	2,827	86,506
LGI Homes, Inc. (a)	1,509	87,115
M/I Homes, Inc. (a)	4,932	130,599
Meritage Homes Corp. (a)	4,048	177,910
Taylor Morrison Home Corp. (a)	8,630	179,330
Tempur Sealy International, Inc. (a)	847	40,698
TRI Pointe Group, Inc. (a)	10,677	174,676
Tupperware Brands Corp.	4,186	172,631
William Lyon Homes (a)	7,558	175,346
ZAGG, Inc. (a)	4,772	82,556
		1,956,365
Internet & Catalog Retail — 0.22%
Duluth Holdings, Inc. (a)	3,892	92,591
Leisure Products — 0.68%
Nautilus, Inc. (a)	10,735	168,540
Sturm, Ruger & Company, Inc.	2,197	123,032
		291,572
Media — 2.59%
Entercom Communications Corp.	11,206	84,605
Entravision Communications Corp.	34,497	172,485
Gray Television, Inc. (a)	2,951	46,626
The Marcus Corp.	2,566	83,395
MDC Partners, Inc. (a)	35,444	163,042
Meredith Corp.	3,334	170,034

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
MSG Networks, Inc. (a)	7,611	$182,284
Nexstar Media Group, Inc.	1,121	82,281
Scholastic Corp.	1,954	86,582
TEGNA, Inc.	3,760	40,796
		1,112,130
Multiline Retail — 0.39%
Big Lots, Inc.	4,067	169,919
Specialty Retail — 3.79%
Asbury Automotive Group, Inc. (a)	1,842	126,269
Bed Bath & Beyond, Inc.	9,117	181,656
Francesca's Holdings Corp. (a)	22,547	170,230
GameStop Corp.	8,632	125,768
Group 1 Automotive, Inc.	2,646	166,698
Haverty Furniture Companies, Inc.	1,914	41,342
Hibbett Sports, Inc. (a)	3,607	82,600
Lithia Motors, Inc.	1,766	167,011
Murphy USA, Inc. (a)	1,733	128,745
Office Depot, Inc.	64,545	164,590
Sonic Automotive, Inc.	7,810	160,886
Sportsman's Warehouse Holdings, Inc. (a)	22,122	113,265
		1,629,060
Textiles, Apparel & Luxury Goods — 0.20%
Movado Group, Inc.	1,755	84,767
TOTAL CONSUMER DISCRETIONARY		7,815,875
CONSUMER STAPLES — 1.68% Food & Staples Retailing — 0.48%
United Natural Foods, Inc. (a)	2,965	126,487
Village Super Market, Inc.	2,778	81,840
		208,327
Food Products — 0.89%
B&G Foods, Inc.	3,994	119,421
Dean Foods Company	8,216	86,350
Fresh Del Monte Produce, Inc.	948	42,233
Sanderson Farms, Inc.	1,254	131,858
		379,862
Personal Products — 0.31%
Natural Health Trends Corp.	5,369	134,332
TOTAL CONSUMER STAPLES		722,521
	Shares Held	Value
ENERGY — 9.86% Energy Equipment & Services — 2.95%
C&J Energy Services, Inc. (a)	7,415	$174,994
Diamond Offshore Drilling, Inc. (a)	4,618	96,331
Dril-Quip, Inc. (a)	3,445	177,073
Ensco PLC	6,590	47,843
Frank's International NV (a)	23,839	185,945
Matrix Service Company (a)	6,832	125,367
Oceaneering International, Inc. (a)	7,088	180,460
Rowan Companies PLC (a)	5,892	95,568
Smart Sand, Inc. (a)	34,415	182,744
		1,266,325
Oil, Gas & Consumable Fuels — 6.91%
California Resources Corp. (a)	2,111	95,924
Callon Petroleum Company (a)	15,768	169,348
CNX Midstream Partners LP	4,466	86,596
Contango Oil & Gas Company (a)	15,602	88,619
CVR Refining LP	1,892	42,286
Denbury Resources, Inc. (a)	19,071	91,732
Earthstone Energy, Inc. (a)	15,169	134,246
EP Energy Corp. (a)	13,532	40,596
Gulfport Energy Corp. (a)	14,825	186,350
Kosmos Energy Ltd. (a)	22,474	185,860
Nordic American Tankers Ltd.	49,245	131,977
PBF Logistics LP	6,096	128,016
QEP Resources, Inc. (a)	14,601	179,008
Range Resources Corp.	10,357	173,273
Renewable Energy Group, Inc. (a)	9,653	172,306
REX American Resources Corp. (a)	2,136	172,952
Rice Midstream Partners LP	10,205	173,689
SM Energy Company	6,844	175,822
Southwestern Energy Company (a)	32,605	172,807
Ultra Petroleum Corp. (a)	83,274	192,362
World Fuel Services Corp.	8,548	174,465
		2,968,234
TOTAL ENERGY		4,234,559

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
FINANCIALS — 26.47% Banks — 10.71%
1st Source Corp.	752	$40,179
Access National Corp.	2,807	80,280
American National Bankshares, Inc.	1,034	41,360
Arrow Financial Corp.	1,128	41,059
Bank of Marin Bancorp	1,526	123,377
The Bank of NT Butterfield & Son Ltd.	3,622	165,598
Bar Harbor Bankshares	2,764	83,722
Bridge Bancorp, Inc.	1,140	40,983
Brookline Bancorp, Inc.	2,209	41,087
Camden National Corp.	911	41,642
Carolina Financial Corp.	972	41,718
Cathay General Bancorp	2,099	84,989
City Holding Company	543	40,850
Community Trust Bancorp, Inc.	2,548	127,273
Customers Bancorp, Inc. (a)	2,829	80,287
Fidelity Southern Corp.	6,632	168,519
Financial Institutions, Inc.	5,175	170,258
First BanCorp (a)	21,967	168,048
First Business Financial Services, Inc.	1,605	41,730
First Financial Corp.	929	42,130
First Hawaiian, Inc.	5,870	170,347
First Internet Bancorp	3,795	129,410
First Mid-Illinois Bancshares, Inc.	1,040	40,872
Flushing Financial Corp.	6,481	169,154
Franklin Financial Network, Inc. (a)	4,436	166,794
Great Western Bancorp, Inc.	962	40,394
Hanmi Financial Corp.	5,908	167,492
Hilltop Holdings, Inc.	7,622	168,218
HomeTrust Bancshares, Inc. (a)	1,449	40,789
Hope Bancorp, Inc.	9,577	170,757
Howard Bancorp, Inc. (a)	2,200	39,600
International Bancshares Corp.	2,976	127,373
Investors Bancorp, Inc.	13,107	167,639
Live Oak Bancshares, Inc.	2,781	85,238
Midland States Bancorp, Inc.	4,982	170,683
MidSouth Bancorp, Inc.	3,061	40,558
MidWestOne Financial Group, Inc.	1,250	42,225
National Bankshares, Inc.	872	40,461
Northrim BanCorp, Inc.	2,113	83,569
OFG Bancorp	2,934	41,223
Old National Bancorp	2,244	41,738
Orrstown Financial Services, Inc.	1,576	40,976
Peapack Gladstone Financial Corp.	2,472	85,506
	Shares Held	Value
RBB Bancorp	2,571	$82,581
Republic Bancorp, Inc.	910	41,223
Sandy Spring Bancorp, Inc.	1,002	41,092
Southern National Bancorp of Virginia, Inc.	7,273	129,750
State Bank Financial Corp.	1,228	41,015
TriCo Bancshares	2,152	80,592
Trustmark Corp.	5,220	170,329
West Bancorporation, Inc.	1,615	40,617
Westamerica Bancorporation	704	39,783
		4,603,087
Capital Markets — 4.18%
AllianceBernstein Holding LP	6,002	171,357
BrightSphere Investment Group PLC	11,627	165,801
Donnelley Financial Solutions, Inc. (a)	9,832	170,782
Ellington Financial LLC	10,750	167,808
Federated Investors, Inc.	7,469	174,176
GAMCO Investors, Inc.	1,593	42,629
Greenhill & Company, Inc.	5,953	169,065
Legg Mason, Inc.	4,901	170,212
Och-Ziff Capital Management Group LLC	44,083	85,080
Oppenheimer Holdings, Inc.	6,098	170,744
Victory Capital Holdings, Inc. (a)	12,777	135,181
Waddell & Reed Financial, Inc.	9,487	170,481
		1,793,316
Consumer Finance — 0.40%
Navient Corp.	13,275	172,973
Diversified Financial Services — 0.79%
Compass Diversified Holdings	9,778	169,159
FGL Holdings (a)	20,035	168,094
		337,253
Insurance — 4.77%
Ambac Financial Group, Inc. (a)	4,237	84,104
American Equity Investment Life Holding Company	2,384	85,824
Argo Group International Holdings Ltd.	2,184	127,000
Aspen Insurance Holdings Ltd.	4,213	171,469
CNO Financial Group, Inc.	9,166	174,520
EMC Insurance Group, Inc.	1,498	41,614
Employers Holdings, Inc.	2,068	83,134
Enstar Group Ltd. (a)	830	172,059
Global Indemnity Ltd.	2,042	79,597
Horace Mann Educators Corp.	3,839	171,219
MBIA, Inc. (a)	14,788	133,684
National Western Life Group, Inc.	556	170,837
The Navigators Group, Inc.	1,465	83,505
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
ProAssurance Corp.	3,647	$129,286
Stewart Information Services Corp.	2,974	128,090
Third Point Reinsurance Ltd. (a)	10,181	127,263
White Mountains Insurance Group Ltd.	95	86,128
		2,049,333
Mortgage Real Estate Investment Trusts — 1.70%
Ares Commercial Real Estate Corp.	12,440	171,796
Colony Credit Real Estate, Inc.	8,642	179,150
Exantas Capital Corp.	12,438	126,619
Great Ajax Corp.	3,215	42,052
Owens Realty Mortgage, Inc.	2,452	40,899
PennyMac Mortgage Investment Trust	8,853	168,118
		728,634
Thrifts & Mortgage Finance — 3.92%
Capitol Federal Financial, Inc.	12,968	170,659
Dime Community Bancshares, Inc.	8,682	169,299
HomeStreet, Inc. (a)	6,063	163,398
Luther Burbank Corp.	3,439	39,566
Merchants Bancorp	6,206	177,056
Northfield Bancorp, Inc.	10,218	169,823
Oritani Financial Corp.	10,398	168,448
PCSB Financial Corp.	4,154	82,540
Southern Missouri Bancorp, Inc.	1,068	41,673
Sterling Bancorp, Inc.	6,196	82,779
Territorial Bancorp, Inc.	1,345	41,695
TrustCo Bank Corp.	14,293	127,208
Washington Federal, Inc.	5,103	166,868
Waterstone Financial, Inc.	4,958	84,534
		1,685,546
TOTAL FINANCIALS		11,370,142
HEALTH CARE — 2.98%
Biotechnology — 0.19%
Emergent BioSolutions, Inc. (a)	1,642	82,905
Health Care Equipment & Supplies — 1.10%
Anika Therapeutics, Inc. (a)	2,821	90,272
Invacare Corp.	9,122	169,669
Meridian Bioscience, Inc.	8,018	127,486
Varex Imaging Corp. (a)	2,331	86,457
		473,884
	Shares Held	Value
Health Care Providers & Services — 1.69%
AMN Healthcare Services, Inc. (a)	711	$41,665
LifePoint Health, Inc. (a)	3,512	171,386
Magellan Health, Inc. (a)	1,783	171,079
National HealthCare Corp.	2,441	171,797
Owens & Minor, Inc.	2,419	40,421
Tivity Health, Inc. (a)	3,651	128,515
		724,863
TOTAL HEALTH CARE		1,281,652
INDUSTRIALS — 17.71% Aerospace & Defense — 1.10%
Astronics Corp. (a)	2,375	85,429
Esterline Technologies Corp. (a)	1,164	85,903
National Presto Industries, Inc.	1,031	127,844
Vectrus, Inc. (a)	5,619	173,178
		472,354
Air Freight & Logistics — 0.20%
Hub Group, Inc. (a)	1,709	85,108
Airlines — 1.11%
Allegiant Travel Company	1,249	173,549
Hawaiian Holdings, Inc.	4,818	173,207
Spirit Airlines, Inc. (a)	3,586	130,351
		477,107
Building Products — 2.22%
Apogee Enterprises, Inc.	2,962	142,680
Armstrong Flooring, Inc. (a)	12,054	169,238
Builders FirstSource, Inc. (a)	2,274	41,591
Caesarstone Ltd.	11,557	174,511
Gibraltar Industries, Inc. (a)	1,086	40,725
Insteel Industries, Inc.	2,582	86,239
Masonite International Corp. (a)	2,380	171,003
NCI Building Systems, Inc. (a)	2,013	42,273
Universal Forest Products, Inc.	2,302	84,299
		952,559
Commercial Services & Supplies — 2.70%
ACCO Brands Corp.	6,375	88,294
Deluxe Corp.	1,305	86,404
Ennis, Inc.	6,598	134,269
Herman Miller, Inc.	5,046	171,059
InnerWorkings, Inc. (a)	9,875	85,814
Knoll, Inc.	8,299	172,702
LSC Communications, Inc.	10,867	170,177
Quad/Graphics, Inc.	1,993	41,514
Steelcase, Inc.	12,527	169,115
UniFirst Corp.	234	41,395
		1,160,743

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Construction & Engineering — 1.58%
Dycom Industries, Inc. (a)	1,344	$127,021
KBR, Inc.	9,536	170,885
MYR Group, Inc. (a)	3,621	128,401
Primoris Services Corp.	1,510	41,117
Tutor Perini Corp. (a)	9,226	170,220
Valmont Industries, Inc.	280	42,210
		679,854
Electrical Equipment — 0.69%
Encore Wire Corp.	2,678	127,071
Generac Holdings, Inc. (a)	842	43,557
Preformed Line Products Company	941	83,542
Thermon Group Holdings, Inc. (a)	1,805	41,280
		295,450
Machinery — 5.02%
Alamo Group, Inc.	463	41,837
Blue Bird Corp. (a)	5,746	128,423
Briggs & Stratton Corp.	2,323	40,908
Commercial Vehicle Group, Inc. (a)	23,625	173,407
EnPro Industries, Inc.	2,449	171,307
Global Brass & Copper Holdings, Inc.	5,220	163,646
Graham Corp.	3,228	83,315
The Greenbrier Companies, Inc.	3,698	195,069
Hurco Companies, Inc.	2,825	126,419
Hyster-Yale Materials Handling, Inc.	1,955	125,609
Luxfer Holdings PLC	2,495	43,613
Lydall, Inc. (a)	1,999	87,256
Meritor, Inc. (a)	8,438	173,569
Mueller Industries, Inc.	2,801	82,658
Navistar International Corp. (a)	3,216	130,956
Park-Ohio Holdings Corp.	2,297	85,678
REV Group, Inc.	7,974	135,638
The Timken Company	944	41,111
Wabash National Corp.	6,860	128,008
		2,158,427
Marine — 0.41%
Matson, Inc.	4,547	174,514
	Shares Held	Value
Professional Services — 1.89%
Barrett Business Services, Inc.	480	$46,354
CBIZ, Inc. (a)	1,770	40,710
FTI Consulting, Inc. (a)	1,365	82,555
GP Strategies Corp. (a)	4,764	83,846
Kelly Services, Inc.	5,810	130,435
Kforce, Inc.	2,445	83,864
Korn/Ferry International	2,879	178,296
Navigant Consulting, Inc. (a)	3,849	85,217
Resources Connection, Inc.	4,840	81,796
		813,073
Trading Companies & Distributors — 0.79%
Beacon Roofing Supply, Inc. (a)	972	41,427
Rush Enterprises, Inc. (a)	3,874	168,054
WESCO International, Inc. (a)	2,299	131,273
		340,754
TOTAL INDUSTRIALS		7,609,943
INFORMATION TECHNOLOGY — 10.77% Communications Equipment — 1.01%
Comtech Telecommunications Corp.	1,340	42,719
Digi International, Inc. (a)	6,252	82,526
NETGEAR, Inc. (a)	1,373	85,813
Quantenna Communications, Inc. (a)	8,274	128,578
Ribbon Communications, Inc. (a)	12,989	92,482
		432,118
Electronic Equipment, Instruments & Components — 4.45%
Anixter International, Inc. (a)	2,688	170,150
AVX Corp.	10,936	171,367
Benchmark Electronics, Inc.	4,408	128,493
Daktronics, Inc.	14,929	127,046
ePlus, Inc. (a)	890	83,749
Insight Enterprises, Inc. (a)	2,650	129,665
Methode Electronics, Inc.	3,174	127,912
PC Connection, Inc.	3,893	129,248
Plexus Corp. (a)	2,128	126,701
Sanmina Corp. (a)	5,640	165,252
ScanSource, Inc. (a)	3,153	127,066
Tech Data Corp. (a)	2,057	168,921
TTM Technologies, Inc. (a)	7,322	129,087
Vishay Intertechnology, Inc.	5,512	127,878
		1,912,535

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Internet Software & Services — 0.50%
Cars.com, Inc. (a)	3,042	$86,362
NIC, Inc.	8,223	127,868
		214,230
IT Services — 1.41%
CSG Systems International, Inc.	3,105	126,901
Luxoft Holding, Inc. (a)	4,929	181,633
Sykes Enterprises, Inc. (a)	4,388	126,287
Syntel, Inc. (a)	5,351	171,714
		606,535
Semiconductors & Semiconductor Equipment — 2.61%
Advanced Energy Industries, Inc. (a)	1,415	82,197
Amkor Technology, Inc. (a)	9,844	84,560
Aquantia Corp. (a)	7,297	84,499
Cirrus Logic, Inc. (a)	4,505	172,677
Diodes, Inc. (a)	4,955	170,799
Ichor Holdings Ltd. (a)	4,255	90,291
Photronics, Inc. (a)	22,286	177,731
SMART Global Holdings, Inc. (a)	2,664	84,902
Synaptics, Inc. (a)	3,455	174,028
		1,121,684
Software — 0.40%
MicroStrategy, Inc. (a)	1,034	132,094
Monotype Imaging Holdings, Inc.	1,980	40,194
		172,288
Technology Hardware, Storage & Peripherals — 0.39%
Super Micro Computer, Inc. (a)	7,082	167,489
TOTAL INFORMATION TECHNOLOGY		4,626,879
MATERIALS — 3.98% Chemicals — 2.09%
American Vanguard Corp.	3,718	85,328
Core Molding Technologies, Inc.	2,947	42,083
FutureFuel Corp.	8,904	124,745
GCP Applied Technologies, Inc. (a)	1,467	42,470
Hawkins, Inc.	3,695	130,618
Innospec, Inc.	1,664	127,379
Koppers Holdings, Inc. (a)	1,089	41,763
Minerals Technologies, Inc.	1,118	84,241
Rayonier Advanced Materials, Inc.	5,218	89,176
Stepan Company	1,655	129,107
		896,910
	Shares Held	Value
Containers & Packaging — 0.40%
Owens-Illinois, Inc. (a)	2,508	$42,159
Silgan Holdings, Inc.	4,798	128,731
		170,890
Metals & Mining — 0.79%
Cleveland-Cliffs, Inc. (a)	5,029	42,394
Compass Minerals International, Inc.	1,986	130,580
Kaiser Aluminum Corp.	385	40,082
SunCoke Energy Partners LP	8,563	128,445
		341,501
Paper & Forest Products — 0.70%
Clearwater Paper Corp. (a)	7,535	174,058
PH Glatfelter Company	4,332	84,864
Schweitzer-Mauduit International, Inc.	980	42,846
		301,768
TOTAL MATERIALS		1,711,069
REAL ESTATE — 1.32% Equity Real Estate Investment Trusts — 1.12%
Colony Capital, Inc.	28,295	176,561
The GEO Group, Inc.	6,449	177,606
Seritage Growth Properties	3,042	129,072
		483,239
Real Estate Management & Development — 0.20%
HFF, Inc.	1,253	43,040
Marcus & Millichap, Inc. (a)	1,084	42,287
		85,327
TOTAL REAL ESTATE		568,566
TELECOMMUNICATION SERVICES — 0.30% Diversified Telecommunication Services — 0.30%
IDT Corp. (a)	22,506	126,484
TOTAL TELECOMMUNICATION SERVICES		126,484
UTILITIES — 4.26% Electric Utilities — 1.58%
ALLETE, Inc.	1,111	86,003
El Paso Electric Company	1,447	85,518
PNM Resources, Inc.	4,390	170,771
Portland General Electric Company	3,999	170,996
Spark Energy, Inc.	17,032	166,062
		679,350

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Gas Utilities — 1.29%
Northwest Natural Gas Company	2,023	$129,067
South Jersey Industries, Inc.	3,809	127,487
Spire, Inc.	2,390	168,855
Star Group LP	4,345	42,581
Suburban Propane Partners LP	3,609	84,775
		552,765
Multi-Utilities — 1.39%
Avista Corp.	3,221	169,618
Black Hills Corporation	2,773	169,735
NorthWestern Corp.	2,999	171,693
Unitil Corp.	1,652	84,318
		595,364
TOTAL UTILITIES		1,827,479
Total common stocks (Cost $40,383,653)		41,895,169
Total long-term investments (Cost $40,383,653)		41,895,169
SHORT-TERM INVESTMENTS — 4.15%	Principal Amount	Value
Time Deposits — 4.15%
Banco Santander SA, 1.27%, 07/02/2018*	$1,784,361	$1,784,361
Total short-term investments (Cost $1,784,361)		1,784,361
Total investments — 101.67% (Cost $42,168,014)		43,679,530
Liabilities in excess of other assets — (1.67)%		(716,821)
Net assets — 100.00%		$42,962,709

(a) — Non-income producing security.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Global Value Fund

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.87%
WestJet Airlines Ltd.	3.34%
Wells Fargo & Company	3.09%
Societe Generale SA	3.05%
Hewlett Packard Enterprise Company	2.85%
Barclays PLC	2.76%
Telefonaktiebolaget LM Ericsson	2.73%
ARRIS International PLC	2.68%
Discovery, Inc. - Class C	2.66%
Oracle Corp.	2.62%
COMMON STOCKS — 99.70%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.33% Auto Components — 2.34%
Adient PLC	1,513	$74,424
Magna International, Inc.	2,630	152,882
		227,306
Automobiles — 3.09%
Bayerische Motoren Werke AG (v)	1,807	143,743
General Motors Company	3,969	156,379
		300,122
Media — 2.66%
Discovery, Inc. — Class C (a)	10,152	258,876
Specialty Retail — 1.24%
Kingfisher PLC (v)	18,398	71,947
Office Depot, Inc.	18,859	48,091
		120,038
TOTAL CONSUMER DISCRETIONARY		906,342
CONSUMER STAPLES — 4.11% Beverages — 2.07%
Heineken Holding NV (v)	987	94,393
PepsiCo, Inc.	981	106,801
		201,194
Food & Staples Retailing — 1.04%
Tesco PLC (v)	29,814	100,878
Personal Products — 1.00%
Unilever PLC (v)	1,766	97,555
TOTAL CONSUMER STAPLES		399,627
	Shares Held	Value
ENERGY — 12.88% Energy Equipment & Services — 3.76%
Borr Drilling Ltd. (a) (v)	10,006	$47,725
C&J Energy Services, Inc. (a)	1,874	44,227
Frank's International NV (a)	16,055	125,229
National Oilwell Varco, Inc.	2,346	101,816
Nine Energy Service, Inc. (a)	1,390	46,037
		365,034
Oil, Gas & Consumable Fuels — 9.12%
Apache Corp.	1,971	92,144
Cairn Energy PLC (a) (v)	36,190	118,832
Kosmos Energy Ltd. (a)	21,418	177,127
Marathon Oil Corp.	3,750	78,225
Ophir Energy PLC (a)	147,966	98,615
Rockhopper Exploration PLC (a)	134,915	73,002
Whiting Petroleum Corp. (a)	4,713	248,470
		886,415
TOTAL ENERGY		1,251,449
FINANCIALS — 28.11% Banks — 16.90%
Barclays PLC (v)	108,677	268,620
Citigroup, Inc.	2,975	199,087
Credito Valtellinese SpA (a) (v)	1,737,702	195,518
ING Groep NV (v)	10,136	145,498
Popular, Inc.	5,220	235,996
Societe Generale SA (v)	7,053	296,437
Wells Fargo & Company	5,424	300,707
		1,641,863
Capital Markets — 1.45%
Credit Suisse Group AG (a) (v)	9,427	140,963
Consumer Finance — 0.73%
Capital One Financial Corp.	773	71,039

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Insurance — 9.03%
American International Group, Inc.	8,932	$473,574
Tokio Marine Holdings, Inc. (v)	4,000	187,133
Zurich Insurance Group AG (v)	734	217,066
		877,773
TOTAL FINANCIALS		2,731,638
HEALTH CARE — 3.70% Health Care Providers & Services — 1.24%
Anthem, Inc.	504	119,967
Pharmaceuticals — 2.46%
GlaxoSmithKline PLC — ADR	3,158	127,299
Sanofi (v)	1,397	112,123
		239,422
TOTAL HEALTH CARE		359,389
INDUSTRIALS — 22.43% Aerospace & Defense — 4.01%
BAE Systems PLC (v)	24,546	208,820
Embraer SA — ADR	7,253	180,600
		389,420
Air Freight & Logistics — 2.27%
Royal Mail PLC (v)	33,126	220,385
Airlines — 3.34%
WestJet Airlines Ltd.	23,559	324,896
Building Products — 3.12%
Johnson Controls International PLC	2,885	96,503
Masonite International Corp. (a)	2,872	206,353
		302,856
Construction & Engineering — 0.51%
KBR, Inc.	2,783	49,871
Machinery — 7.12%
CNH Industrial NV	16,428	172,987
Cummins, Inc.	1,255	166,915
Danieli & C Officine Meccaniche SpA (v)	14,206	249,701
Navistar International Corp. (a)	2,521	102,655
		692,258
Marine — 1.01%
Matson, Inc.	2,556	98,099
Road & Rail — 1.05%
AMERCO	287	102,215
TOTAL INDUSTRIALS		2,180,000
INFORMATION TECHNOLOGY — 13.79% Communications Equipment — 5.41%
ARRIS International PLC (a)	10,675	260,951
Telefonaktiebolaget LM Ericsson — ADR	34,602	265,397
		526,348
	Shares Held		Value
Electronic Equipment, Instruments & Components — 0.99%
Corning, Inc.		3,501	$96,312
Software — 4.54%
Microsoft Corp.		1,886	185,979
Oracle Corp.		5,789	255,063
			441,042
Technology Hardware, Storage & Peripherals — 2.85%
Hewlett Packard Enterprise Company		18,953	276,903
TOTAL INFORMATION TECHNOLOGY			1,340,605
REAL ESTATE — 2.52% Equity Real Estate Investment Trusts — 2.52%
Seritage Growth Properties		5,770	244,821
TOTAL REAL ESTATE			244,821
TELECOMMUNICATION SERVICES — 2.83% Wireless Telecommunication Services — 2.83%
Orange Belgium SA (v)		2,448	41,257
Vodafone Group PLC — ADR		9,632	234,154
TOTAL TELECOMMUNICATION SERVICES			275,411
Total common stocks (Cost $8,857,576)			9,689,282
Total long-term investments (Cost $8,857,576)			9,689,282
SHORT-TERM INVESTMENTS — 0.86%	Principal Amount
Time Deposits — 0.86%
Brown Brothers Harriman & Co., 0.51%, 07/03/2018*	CAD	2,176	1,655
Brown Brothers Harriman & Co., 0.23%, 07/02/2018*	GBP	1	1
Citigroup, Inc., 1.27%, 07/02/2018*		$81,772	81,772
Total short-term investments (Cost $83,428)			83,428
Total investments — 100.56% (Cost $8,941,004)			9,772,710
Liabilities in excess of other assets — (0.56)%			(54,233)
Net assets — 100.00%			$9,718,477

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,958,594, which represented 30.44% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley International Value Fund

Largest Equity Holdings	Percent of net assets
BAE Systems PLC	4.18%
WestJet Airlines Ltd.	3.92%
Societe Generale SA	3.59%
ARRIS International PLC	3.54%
Tokio Marine Holdings, Inc.	3.31%
Barclays PLC	3.26%
Enstar Group Ltd.	3.17%
Masonite International Corp.	3.11%
Danieli & C Officine Meccaniche SpA	3.07%
Zurich Insurance Group AG	2.97%

* Based on country of risk

+ Sum of sectors shown is greater than 100% due to liabilities in excess of other assets of (0.48)%.

COMMON STOCKS — 100.48%	Shares Held	Value
CONSUMER DISCRETIONARY — 7.87% Auto Components — 3.16%
Adient PLC	692	$34,039
Magna International, Inc.	798	46,388
		80,427
Automobiles — 2.18%
Bayerische Motoren Werke AG (v)	476	37,865
Honda Motor Company Ltd. (v)	600	17,593
		55,458
Media — 0.58%
RTL Group SA (v)	216	14,692
Specialty Retail — 1.95%
Kingfisher PLC (v)	9,735	38,070
Pendragon PLC	35,662	11,507
		49,577
TOTAL CONSUMER DISCRETIONARY		200,154
CONSUMER STAPLES — 8.08% Beverages — 2.06%
Heineken Holding NV (v)	547	52,313
Food & Staples Retailing — 1.91%
Tesco PLC (v)	14,396	48,710
Food Products — 1.51%
Ezaki Glico Company Ltd. (v)	800	38,429
Personal Products — 2.15%
Unilever PLC (v)	988	54,578
Tobacco — 0.45%
Scandinavian Tobacco Group (r) (v)	757	11,422
TOTAL CONSUMER STAPLES		205,452
	Shares Held	Value
ENERGY — 10.12% Energy Equipment & Services — 4.57%
Borr Drilling Ltd. (a) (v)	5,296	$25,260
Frank's International NV (a)	9,057	70,645
WorleyParsons Ltd. (v)	1,560	20,150
		116,055
Oil, Gas & Consumable Fuels — 5.55%
Cairn Energy PLC (a) (v)	9,036	29,671
Kosmos Energy Ltd. (a)	5,306	43,881
Ophir Energy PLC (a)	37,546	25,023
Rockhopper Exploration PLC (a)	42,625	23,064
Royal Dutch Shell PLC (v)	561	19,469
		141,108
TOTAL ENERGY		257,163
FINANCIALS — 28.27% Banks — 13.18%
Barclays PLC (v)	33,547	82,919
BNP Paribas SA (v)	363	22,454
Credito Valtellinese SpA (a) (v)	580,187	65,280
ING Groep NV (v)	3,565	51,174
Societe Generale SA (v)	2,171	91,246
Standard Chartered PLC (v)	2,435	22,118
		335,191
Capital Markets — 1.97%
Credit Suisse Group AG (a) (v)	3,348	50,063

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley International Value Fund

	Shares Held	Value
Insurance — 13.12%
Enstar Group Ltd. (a)	389	$80,640
Global Indemnity Ltd.	1,668	65,019
RSA Insurance Group PLC (v)	3,155	28,216
Tokio Marine Holdings, Inc. (v)	1,800	84,209
Zurich Insurance Group AG (v)	255	75,411
		333,495
TOTAL FINANCIALS		718,749
HEALTH CARE — 7.06% Health Care Equipment & Supplies — 3.95%
Draegerwerk AG & Company KGaA	80	32,694
Koninklijke Philips NV (v)	937	39,699
Medtronic PLC	328	28,080
		100,473
Pharmaceuticals — 3.11%
GlaxoSmithKline PLC (v)	2,509	50,584
Sanofi (v)	353	28,332
		78,916
TOTAL HEALTH CARE		179,389
INDUSTRIALS — 24.59% Aerospace & Defense — 6.80%
BAE Systems PLC (v)	12,504	106,375
Embraer SA — ADR	2,669	66,458
		172,833
Air Freight & Logistics — 2.21%
Royal Mail PLC (v)	8,471	56,357
Airlines — 3.92%
WestJet Airlines Ltd.	7,231	99,721
Building Products — 5.26%
Johnson Controls International PLC	1,634	54,657
Masonite International Corp. (a)	1,101	79,106
		133,763
Construction & Engineering — 0.44%
Bouygues SA (v)	261	11,215
Machinery — 5.64%
CNH Industrial NV	4,853	51,102
Danieli & C Officine Meccaniche SpA (v)	4,447	78,165
KSB SE & Company KGaA (v)	34	14,055
		143,322
Professional Services — 0.32%
Hudson Global, Inc. (a)	4,990	8,084
TOTAL INDUSTRIALS		625,295
	Shares Held	Value
INFORMATION TECHNOLOGY — 9.19% Communications Equipment — 6.39%
ARRIS International PLC (a)	3,687	$90,129
Telefonaktiebolaget LM Ericsson (v)	9,406	72,466
		162,595
Electronic Equipment, Instruments & Components — 2.80%
Hitachi Ltd. (v)	4,000	28,180
Nippon Electric Glass Company Ltd. (v)	300	8,316
TE Connectivity Ltd.	385	34,673
		71,169
TOTAL INFORMATION TECHNOLOGY		233,764
MATERIALS — 0.91% Chemicals — 0.91%
Tikkurila Oyj	1,341	23,021
TOTAL MATERIALS		23,021
REAL ESTATE — 1.02% Equity Real Estate Investment Trusts — 1.02%
Granite Real Estate Investment Trust	636	25,940
TOTAL REAL ESTATE		25,940
TELECOMMUNICATION SERVICES — 3.37% Wireless Telecommunication Services — 3.37%
Orange Belgium SA (v)	1,081	18,218
Vodafone Group PLC (v)	27,882	67,538
TOTAL TELECOMMUNICATION SERVICES		85,756
Total common stocks (Cost $2,372,622)		2,554,683
Total long-term investments (Cost $2,372,622)		2,554,683
Total investments — 100.48% (Cost $2,372,622)		2,554,683
Liabilities in excess of other assets — (0.48)%		(12,132)
Net assets — 100.00%		$2,542,551

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $11,422, which represented 0.45% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,560,812, which represented 61.39% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
Wells Fargo & Company	5.33%
Seritage Growth Properties	5.08%
American International Group, Inc.	4.59%
Oracle Corp.	3.89%
ARRIS International PLC	3.59%
Whiting Petroleum Corp.	3.49%
WestJet Airlines Ltd.	3.44%
Discovery, Inc. - Class C	3.21%
Microsoft Corp.	3.14%
Apache Corp.	2.82%

* Excluding short-term securities.

COMMON STOCKS — 95.96%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.85% Automobiles — 2.15%
General Motors Company	348,300	$13,723,020
Media — 4.71%
Comcast Corp.	291,700	9,570,677
Discovery, Inc. — Class C (a)	805,600	20,542,800
		30,113,477
Specialty Retail — 1.63%
Bed Bath & Beyond, Inc.	158,200	3,152,135
Office Depot, Inc. (c)	2,857,300	7,286,115
		10,438,250
Textiles, Apparel & Luxury Goods — 0.36%
JG Boswell Company	3,401	2,285,472
TOTAL CONSUMER DISCRETIONARY		56,560,219
CONSUMER STAPLES — 3.13% Beverages — 1.49%
PepsiCo, Inc.	87,800	9,558,786
Food Products — 1.64%
Mondelez International, Inc.	255,000	10,455,000
TOTAL CONSUMER STAPLES		20,013,786
ENERGY — 16.06% Energy Equipment & Services — 5.50%
C&J Energy Services, Inc. (a)	181,000	4,271,600
Frank's International NV (a) (l)	1,878,300	14,650,740
National Oilwell Varco, Inc.	374,700	16,261,980
		35,184,320
	Shares Held	Value
Oil, Gas & Consumable Fuels — 10.56%
Apache Corp.	385,700	$18,031,475
Cairn Energy PLC (a) (v)	1,598,400	5,248,440
Hess Corp.	54,300	3,632,127
Marathon Oil Corp.	611,500	12,755,890
Ophir Energy PLC (a)	4,122,000	2,747,202
Rockhopper Exploration PLC (a)	5,048,100	2,731,512
Whiting Petroleum Corp. (a)	423,300	22,316,376
		67,463,022
TOTAL ENERGY		102,647,342
FINANCIALS — 26.23% Banks — 14.85%
Bank of America Corp. (c)	608,200	17,145,158
Barclays PLC — ADR	737,500	7,397,125
Citigroup, Inc. (c)	165,300	11,061,876
Credito Valtellinese SpA (a) (v)	54,457,200	6,127,270
JPMorgan Chase & Company (c)	29,300	3,053,060
Popular, Inc.	174,400	7,884,624
Societe Generale SA (v)	194,900	8,191,641
Wells Fargo & Company	614,800	34,084,512
		94,945,266
Capital Markets — 4.38%
The Goldman Sachs Group, Inc.	53,900	11,888,724
Motors Liquidation Company GUC Trust (a) (o)	1,623,100	16,078,834
		27,967,558
Consumer Finance — 1.17%
Capital One Financial Corp.	81,400	7,480,660
Insurance — 5.73%
American International Group, Inc. (c)	553,400	29,341,268
Enstar Group Ltd. (a)	15,400	3,192,420
Global Indemnity Ltd.	104,400	4,069,512
		36,603,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Real Estate Management & Development — 0.10%
Maui Land & Pineapple Company, Inc. (a)	60,400	$676,480
TOTAL FINANCIALS		167,673,164
HEALTH CARE — 1.55% Health Care Providers & Services — 1.55%
Hanger, Inc. (a)	584,700	9,916,512
TOTAL HEALTH CARE		9,916,512
INDUSTRIALS — 13.22% Air Freight & Logistics — 1.44%
Royal Mail PLC (c) (v)	1,380,200	9,182,356
Airlines — 3.44%
WestJet Airlines Ltd.	1,594,700	21,992,097
Building Products — 3.70%
Johnson Controls International PLC	462,600	15,473,970
Masonite International Corp. (a)	113,500	8,154,975
		23,628,945
Construction & Engineering — 0.68%
KBR, Inc.	241,500	4,327,680
Machinery — 1.77%
Danieli & C Officine Meccaniche SpA (c) (v)	644,300	11,324,938
Marine — 0.49%
Matson, Inc.	82,300	3,158,674
Professional Services — 0.12%
Hudson Global, Inc. (a)	481,700	780,354
Road & Rail — 1.58%
AMERCO	28,400	10,114,660
TOTAL INDUSTRIALS		84,509,704
INFORMATION TECHNOLOGY — 16.16% Communications Equipment — 5.31%
ARRIS International PLC (a)	939,300	22,961,188
Telefonaktiebolaget LM Ericsson — ADR	1,430,500	10,971,935
		33,933,123
Electronic Equipment, Instruments & Components — 1.04%
Corning, Inc.	241,100	6,632,661
Software — 7.03%
Microsoft Corp. (c)	203,400	20,057,274
Oracle Corp. (c)	564,200	24,858,652
		44,915,926
Technology Hardware, Storage & Peripherals — 2.78%
Hewlett Packard Enterprise Company	1,217,600	17,789,136
TOTAL INFORMATION TECHNOLOGY		103,270,846
	Shares Held	Value
MATERIALS — 1.71% Chemicals — 1.08%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	$6,892,269
Metals & Mining — 0.63%
American Zinc Recycling LLC (Acquired 07/24/2014, Cost $7,500,000) (a) (f) (i) (m) (u)	4,688	1,859,401
CB Noranda Aluminum Acquisition Corp. — Escrow (Acquired 11/29/2017, Cost $0) (a) (f) (i) (m) (u)	41,000	0
Elah Holdings, Inc. (a) (i)	1,949	146,175
GHW Holdco LLC (Acquired 10/28/2016 — 10/23/2017, Cost $812,999) (a) (f) (i) (m) (o) (u)	40	2,009,120
		4,014,696
TOTAL MATERIALS		10,906,965
REAL ESTATE — 6.87% Equity Real Estate Investment Trusts — 6.87%
The GEO Group, Inc.	415,600	11,445,624
Seritage Growth Properties (l)	764,500	32,437,735
TOTAL REAL ESTATE		43,883,359
TELECOMMUNICATION SERVICES — 2.18% Wireless Telecommunication Services — 2.18%
Vodafone Group PLC — ADR	573,500	13,941,785
TOTAL TELECOMMUNICATION SERVICES		13,941,785
Total common stocks (Cost $571,130,151)		613,323,682
PREFERRED STOCKS — 0.50%
FINANCIALS — 0.50% Thrifts & Mortgage Finance — 0.50%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	317,813
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	1,145,676
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	177,463
Federal Home Loan Mortgage Corp. — Series Z (a)	248,000	1,550,000
TOTAL FINANCIALS		3,190,952
Total preferred stocks (Cost $1,935,637)		3,190,952
CONVERTIBLE BONDS — 0.01%	Principal Amount
ENERGY — 0.01% Oil, Gas & Consumable Fuels — 0.01%
Cobalt International Energy, Inc. 2.625%, 12/01/2019 (d)	$10,000,000	38,000
TOTAL ENERGY		38,000
Total convertible bonds (Cost $1,067,500)		38,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Value Opportunities Fund

CORPORATE BONDS — 1.02%		Principal Amount	Value
ENERGY — 0.39% Oil, Gas & Consumable Fuels — 0.39%
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)		$2,500,000	$2,512,500
TOTAL ENERGY			2,512,500
MATERIALS — 0.63% Metals & Mining — 0.63%
New Day Aluminum LLC 4.000% Cash and 6.000% PIK, 10/28/2020 (Acquired 10/28/2016 — 06/30/2018, Cost $357,904) (f) (i) (m) (p) (u)		1,108,293	1,108,293
4.000% Cash and 6.000% PIK, 10/28/2020 (Acquired 10/28/2016 — 06/30/2018, Cost $903,978) (f) (i) (m) (p) (u)		2,981,777	2,881,738
TOTAL MATERIALS			3,990,031
Total corporate bonds (Cost $3,700,421)			6,502,531
TERM LOANS — 0.59%
MATERIALS — 0.59% Chemicals — 0.59%
Iracore International Holdings, Inc. 11.125% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $3,802,486) (b) (f) (i) (m) (u)		3,802,486	3,802,486
TOTAL MATERIALS			3,802,486
Total term loans (Cost $3,802,486)			3,802,486
PURCHASED PUT OPTIONS — 0.39%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 0.39% Automobiles — 0.39%
Tesla, Inc. (a) Expiration: January 2020, Exercise Price: $300.00	380	$13,032,100	2,479,500
TOTAL CONSUMER DISCRETIONARY			2,479,500
Total purchased put options (Cost $2,957,234)			2,479,500
WARRANTS — 0.43%		Shares Held
CONSUMER DISCRETIONARY — 0.12% Automobiles — 0.12%
General Motors Company (a) Expiration: July 2019, Exercise Price: $18.33		33,866	763,678
TOTAL CONSUMER DISCRETIONARY			763,678
	Shares Held		Value
ENERGY — 0.04% Oil, Gas & Consumable Fuels — 0.04%
Lonestar Resources America, Inc. (Acquired 09/30/2016, Cost $339,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price: $5.00		80,000	$275,200
TOTAL ENERGY			275,200
FINANCIALS — 0.27% Insurance — 0.27%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $43.69		117,400	1,702,300
TOTAL FINANCIALS			1,702,300
Total warrants (Cost $1,745,022)			2,741,178
Total long-term investments (Cost $586,338,451)			632,078,329
COLLATERAL FOR SECURITIES ON LOAN — 3.94%
Money Market Funds — 3.94%
Invesco Government & Agency Portfolio — Institutional Class, 1.81%^		25,188,204	25,188,204
Total collateral for securities on loan (Cost $25,188,204)			25,188,204
SHORT-TERM INVESTMENTS — 1.20%	Principal Amount
Time Deposits — 1.20%
Banco Santander, 1.27%, 07/02/2018*		$7,554,684	7,554,684
Brown Brothers Harriman & Co., 1.13%, 07/02/2018*	AUD	41	30
Brown Brothers Harriman & Co., 0.51%, 07/03/2018*	CAD	149,544	113,752
Brown Brothers Harriman & Co., 0.23%, 07/02/2018*	GBP	33	43
Total short-term investments (Cost $7,668,513)			7,668,509
Total investments — 104.04% (Cost $619,195,168)			664,935,042
Liabilities in excess of other assets — (4.04)%			(25,802,991)
Net assets — 100.00%			$639,132,051

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2018.

(c) — All or a portion of this security is segregated as collateral for futures contracts.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Value Opportunities Fund

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $18,828,507 which represented 2.95% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $24,653,760. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $18,828,507, which represented 2.95% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $2,512,500, which represented 0.39% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $40,074,645, which represented 6.27% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Futures Contracts — June 30, 2018

Hotchkis & Wiley Value Opportunities Fund

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount	Value/Unrealized Appreciation (Depreciation)
British Pound Currency Futures	(64)	September 2018	$(5,294,400)	$68,936
Euro Fx Currency Futures	(56)	September 2018	(8,215,550)	90,095
			$(13,509,950)	$159,031

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Whiting Petroleum Corp.	3.10%
American International Group, Inc.	2.77%
WestJet Airlines Ltd.	2.30%
Popular, Inc.	2.26%
Wells Fargo & Company	1.98%
ARRIS International PLC	1.83%
Seritage Growth Properties	1.76%
Discovery, Inc.	1.65%
The GEO Group, Inc.	1.58%
Hewlett Packard Enterprise Company	1.56%
COMMON STOCKS — 58.14%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.00% Auto Components — 0.94%
Adient PLC	4,219	$207,532
Magna International, Inc.	2,368	137,652
		345,184
Automobiles — 1.13%
General Motors Company	10,569	416,419
General Motors Company — Escrow (Acquired 12/31/2010, Cost $0) (a) (f) (i) (m) (u)	4,600	0
		416,419
Media — 1.65%
Discovery, Inc. — Class C (a)	23,860	608,430
Specialty Retail — 1.64%
Bed Bath & Beyond, Inc.	9,457	188,431
Kingfisher PLC — ADR	12,772	100,771
Office Depot, Inc.	122,654	312,768
		601,970
Textiles, Apparel & Luxury Goods — 0.64%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $351,163) (a) (f) (i) (m) (u)	6,960	236,640
TOTAL CONSUMER DISCRETIONARY		2,208,643
CONSUMER STAPLES — 0.28% Food & Staples Retailing — 0.28%
Tesco PLC — ADR	10,151	102,830
TOTAL CONSUMER STAPLES		102,830
	Shares Held	Value
ENERGY — 9.10% Energy Equipment & Services — 2.05%
Borr Drilling Ltd. (a) (v)	21,187	$101,055
C&J Energy Services, Inc. (a)	8,090	190,924
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $34,085) (a) (i) (m)	395	20,738
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $22,408) (a) (i) (m)	1,461	76,703
Frank's International NV (a)	13,468	105,050
Nine Energy Service, Inc. (a)	2,428	80,415
Quintana Energy Services, Inc. (a)	21,243	179,928
		754,813
Oil, Gas & Consumable Fuels — 7.05%
Apache Corp.	2,470	115,473
Cairn Energy PLC — ADR (a)	35,024	235,011
Kosmos Energy Ltd. (a)	45,966	380,139
Murphy Oil Corp.	4,712	159,124
Ophir Energy PLC — ADR (a)	252,097	336,171
Rockhopper Exploration PLC (a)	110,384	59,728
Sanchez Energy Corp. (a)	64,647	292,204
Warren Resources, Inc. (Acquired 11/23/2016, Cost $2,157) (a) (f) (i) (m) (u)	1,559	2,156
Whiting Petroleum Corp. (a)	19,282	1,016,548
		2,596,554
TOTAL ENERGY		3,351,367

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
FINANCIALS — 15.85%
Banks — 8.73%
Bank of America Corp.	6,937	$195,554
Barclays PLC — ADR	37,721	378,342
Citigroup, Inc.	7,040	471,117
Credito Valtellinese SpA (a) (v)	2,981,952	335,515
Popular, Inc.	16,434	742,980
Societe Generale SA — ADR	43,168	360,669
Wells Fargo & Company	13,151	729,091
		3,213,268
Capital Markets — 1.95%
Credit Suisse Group AG — ADR (a)	5,896	87,732
Fifth Street Asset Management, Inc. (a)	176,631	230,503
Motors Liquidation Company GUC Trust (a)	40,476	400,966
		719,201
Consumer Finance — 0.82%
Capital One Financial Corp.	2,131	195,839
Santander Consumer USA Holdings, Inc.	5,472	104,460
		300,299
Insurance — 4.35%
American International Group, Inc. (c)	19,239	1,020,052
Global Indemnity Ltd.	2,612	101,816
Tokio Marine Holdings, Inc. — ADR	6,131	289,261
Zurich Insurance Group AG — ADR	6,494	191,670
		1,602,799
TOTAL FINANCIALS		5,835,567
HEALTH CARE — 2.11%
Health Care Providers & Services — 0.55%
Anthem, Inc.	846	201,373
Pharmaceuticals — 1.56%
GlaxoSmithKline PLC — ADR	8,721	351,544
Sanofi — ADR	5,613	224,576
		576,120
TOTAL HEALTH CARE		777,493
INDUSTRIALS — 11.30% Aerospace & Defense — 1.79%
BAE Systems PLC — ADR	14,897	515,734
Embraer SA — ADR	5,800	144,420
		660,154
Air Freight & Logistics — 1.13%
Royal Mail PLC — ADR	30,889	415,148
Airlines — 2.30%
WestJet Airlines Ltd.	61,518	848,379
	Shares Held	Value
Building Products — 1.05%
Johnson Controls International PLC	2,842	$95,065
Masonite International Corp. (a)	4,073	292,645
		387,710
Commercial Services & Supplies — 0.41%
LSC Communications, Inc.	9,655	151,197
Construction & Engineering — 0.28%
KBR, Inc.	5,783	103,631
Machinery — 2.37%
CNH Industrial NV	9,219	97,076
Cummins, Inc.	2,189	291,137
Danieli & C Officine Meccaniche SpA — ADR	27,675	484,727
		872,940
Marine — 0.98%
Matson, Inc.	9,394	360,542
Professional Services — 0.23%
Hudson Global, Inc. (a)	51,558	83,524
Road & Rail — 0.42%
AMERCO	431	153,501
Trading Companies & Distributors — 0.34%
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $192,714) (a) (f) (i) (m) (u)	3	124,848
TOTAL INDUSTRIALS		4,161,574
INFORMATION TECHNOLOGY — 7.84% Communications Equipment — 3.06%
ARRIS International PLC (a)	27,548	673,412
Telefonaktiebolaget LM Ericsson — ADR	59,393	455,544
		1,128,956
Electronic Equipment, Instruments & Components — 0.80%
Corning, Inc. (c)	10,743	295,540
Software — 2.42%
Microsoft Corp. (c)	3,575	352,531
Oracle Corp.	12,194	537,267
		889,798
Technology Hardware, Storage & Peripherals — 1.56%
Hewlett Packard Enterprise Company	39,215	572,931
TOTAL INFORMATION TECHNOLOGY		2,887,225
MATERIALS — 1.08% Chemicals — 0.15%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $57,250) (a) (f) (i) (m) (u)	269	57,184

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
Metals & Mining — 0.93%
American Zinc Recycling LLC (Acquired 07/19/2012 — 09/30/2016, Cost $404,157) (a) (f) (i) (m) (u)	860	$341,102
CB Noranda Aluminum Acquisition Corp. — Escrow (Acquired 03/01/2013 — 11/29/2017, Cost $0) (a) (f) (i) (m) (u)	222,000	0
		341,102
TOTAL MATERIALS		398,286
REAL ESTATE — 3.41% Equity Real Estate Investment Trusts — 3.41%
The GEO Group, Inc. (c)	16,274	448,186
Granite Real Estate Investment Trust	3,834	156,312
Seritage Growth Properties	15,304	649,349
TOTAL REAL ESTATE		1,253,847
TELECOMMUNICATION SERVICES — 1.17% Wireless Telecommunication Services — 1.17%
Vodafone Group PLC — ADR (c)	17,662	429,363
TOTAL TELECOMMUNICATION SERVICES		429,363
Total common stocks (Cost $19,396,273)		21,406,195
INVESTMENT COMPANIES — 0.62%
Business Development Companies — 0.62%
Oaktree Specialty Lending Corp.	25,818	123,410
Oaktree Strategic Income Corp.	12,280	104,380
Total investment companies (Cost $197,835)		227,790
PREFERRED STOCKS — 0.62%
CONSUMER STAPLES — 0.19% Food Products — 0.19%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $69,351) (a) (f) (i) (m) (u)	94,387	69,846
TOTAL CONSUMER STAPLES		69,846
FINANCIALS — 0.43% Banks — 0.28%
Royal Bank of Scotland Group PLC — Series S, 6.600%	4,122	105,853
Thrifts & Mortgage Finance — 0.15%
Federal Home Loan Mortgage Corp. — Series V (a)	10,323	54,609
TOTAL FINANCIALS		160,462
Total preferred stocks (Cost $229,989)		230,308
CORPORATE BONDS — 37.39%	Principal Amount	Value
CONSUMER DISCRETIONARY — 8.07% Auto Components — 0.83%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	$138,000	$124,890
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	90,000	86,063
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	105,000	96,207
		307,160
Hotels, Restaurants & Leisure — 1.72%
Boyd Gaming Corp. 6.000%, 08/15/2026 (r)	80,000	79,300
Interval Acquisition Corp. 5.625%, 04/15/2023	70,000	70,918
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	90,000	94,275
National CineMedia LLC 5.750%, 08/15/2026	170,000	155,975
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	105,000	99,225
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	75,000	74,438
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	60,000	59,850
		633,981
Household Durables — 0.87%
TopBuild Corp. 5.625%, 05/01/2026 (r)	104,000	100,100
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	225,000	220,219
		320,319
Leisure Products — 0.53%
Silversea Cruise Finance Ltd. 7.250%, 02/01/2025 (r)	95,000	103,084
Vista Outdoor, Inc. 5.875%, 10/01/2023	95,000	90,963
		194,047

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Media — 2.97%
Altice France SA 6.000%, 05/15/2022 (r)	$63,000	$63,473
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	119,000	109,926
CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 02/15/2026 (r)	100,000	98,500
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	129,000	124,485
8.375%, 08/15/2022 (r)	40,000	39,400
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	132,000	115,170
Multi-Color Corp. 4.875%, 11/01/2025 (r)	114,000	106,448
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	125,000	114,063
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	134,000	121,103
Virgin Media Secured Finance PLC 5.250%, 01/15/2026 (r)	55,000	51,081
VTR Finance BV 6.875%, 01/15/2024 (r)	149,000	150,258
		1,093,907
Multiline Retail — 0.48%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	129,000	121,421
8.625%, 03/15/2025 (r)	65,000	55,250
		176,671
Specialty Retail — 0.67%
PetSmart, Inc. 7.125%, 03/15/2023 (r)	36,000	24,347
5.875%, 06/01/2025 (r)	175,000	135,187
Staples, Inc. 8.500%, 09/15/2025 (r)	92,000	86,020
		245,554
TOTAL CONSUMER DISCRETIONARY		2,971,639
CONSUMER STAPLES — 0.89% Food Products — 0.67%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (i) (r)	135,499	128,724
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	115,000	118,048
		246,772
Personal Products — 0.22%
Energizer Gamma Acquisition, Inc. 6.375%, 07/15/2026 (e) (r)	80,000	81,500
TOTAL CONSUMER STAPLES		328,272
	Principal Amount	Value
ENERGY — 9.97% Energy Equipment & Services — 4.72%
Apergy Corp. 6.375%, 05/01/2026 (r)	$100,000	$101,750
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (i) (r)	175,000	117,250
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	100,000	105,750
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (r)	120,000	97,500
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	100,000	103,849
9.625%, 04/01/2023 (r)	15,000	15,244
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.625%, 05/01/2024 (r)	125,000	130,625
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	115,000	112,805
PHI, Inc. 5.250%, 03/15/2019	194,000	190,604
SESI LLC 7.750%, 09/15/2024	125,000	128,906
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	139,000	140,564
Transocean, Inc. 9.000%, 07/15/2023 (r)	244,000	263,519
Ultra Resources, Inc. 7.125%, 04/15/2025 (r)	165,000	116,738
Unit Corp. 6.625%, 05/15/2021	110,000	110,275
		1,735,379
Oil, Gas & Consumable Fuels — 5.25%
American Midstream Partners LP / American Midstream Finance Corp. 8.500%, 12/15/2021 (r)	105,000	103,425
Callon Petroleum Company 6.375%, 07/01/2026 (r)	100,000	100,625
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	153,000	153,000
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	75,000	78,281
Comstock Resources, Inc. 10.000% Cash or 12.250% PIK, 03/15/2020 (p)	82,000	86,100
GasLog Ltd. 8.875%, 03/22/2022 (i)	137,000	142,823
HighPoint Operating Corp. 8.750%, 06/15/2025 (i)	94,000	101,050
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	83,000	84,245

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	$140,000	$142,975
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	105,000	112,088
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	80,000	84,300
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	115,000	116,581
PetroQuest Energy, Inc. 1.000% Cash and 9.000% PIK, 02/15/2021 (i) (p)	144,271	67,086
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	310,000	311,549
Sanchez Energy Corp. 6.125%, 01/15/2023	184,000	125,580
Whiting Petroleum Corp. 6.625%, 01/15/2026 (r)	120,000	123,900
		1,933,608
TOTAL ENERGY		3,668,987
FINANCIALS — 1.28% Banks — 1.28%
DAE Funding LLC 5.000%, 08/01/2024 (r)	110,000	105,930
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	128,000	126,693
Popular, Inc. 7.000%, 07/01/2019	87,000	88,740
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	145,000	147,900
		469,263
TOTAL FINANCIALS		469,263
HEALTH CARE — 5.22% Health Care Equipment & Supplies — 0.21%
Halyard Health, Inc. 6.250%, 10/15/2022 (c)	74,000	76,220
Health Care Providers & Services — 3.15%
Centene Escrow I Corp. 5.375%, 06/01/2026 (r)	80,000	81,250
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	197,000	101,455
6.250%, 03/31/2023	150,000	138,000
8.625%, 01/15/2024 (e) (r)	20,000	20,102
DaVita, Inc. 5.000%, 05/01/2025	105,000	99,094
DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	149,000	151,563
HCA, Inc. 6.500%, 02/15/2020	210,000	219,188
5.250%, 06/15/2026	14,000	13,940
	Principal Amount	Value
LifePoint Health, Inc. 5.875%, 12/01/2023	$110,000	$109,863
Tenet Healthcare Corp. 6.750%, 06/15/2023	228,000	227,714
		1,162,169
Pharmaceuticals — 1.86%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	134,000	142,208
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	137,000	113,368
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	189,000	158,476
Valeant Pharmaceuticals International, Inc. 7.000%, 03/15/2024 (r)	65,000	68,230
6.125%, 04/15/2025 (r)	218,000	201,649
		683,931
TOTAL HEALTH CARE		1,922,320
INDUSTRIALS — 5.24% Building Products — 1.29%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	135,000	128,924
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	125,000	122,344
FBM Finance, Inc. 8.250%, 08/15/2021 (r)	100,000	104,625
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	119,000	119,893
		475,786
Commercial Services & Supplies — 1.90%
Aptim Corp. 7.750%, 06/15/2025 (r)	145,000	118,175
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	123,000	131,918
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	205,000	201,668
Matthews International Corp. 5.250%, 12/01/2025 (r)	110,000	105,600
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	141,000	140,119
		697,480
Construction & Engineering — 0.49%
AECOM 5.875%, 10/15/2024 (c)	78,000	80,828
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	100,000	100,375
		181,203
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Machinery — 0.93%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	$85,000	$87,763
Meritor, Inc. 6.250%, 02/15/2024	124,000	125,550
Navistar International Corp. 6.625%, 11/01/2025 (r)	125,000	129,062
		342,375
Professional Services — 0.38%
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021	135,000	140,906
Trading Companies & Distributors — 0.25%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	100,000	93,000
TOTAL INDUSTRIALS		1,930,750
INFORMATION TECHNOLOGY — 0.55% Communications Equipment — 0.32%
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	117,000	120,072
Software — 0.23%
Nuance Communications, Inc. 5.625%, 12/15/2026	85,000	83,513
TOTAL INFORMATION TECHNOLOGY		203,585
MATERIALS — 4.04% Chemicals — 2.14%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	125,000	123,438
The Chemours Company 7.000%, 05/15/2025	46,000	49,565
Hexion, Inc. 6.625%, 04/15/2020	143,000	134,263
Momentive Performance Materials, Inc. 3.880%, 10/24/2021	150,000	157,875
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	64,000	65,280
5.875%, 12/01/2025 (r)	70,000	68,513
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	199,000	188,054
		786,988
Containers & Packaging — 0.26%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	105,000	97,125
	Principal Amount	Value
Metals & Mining — 1.37%
Century Aluminum Company 7.500%, 06/01/2021 (r)	$125,000	$126,563
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	140,000	146,299
New Day Aluminum LLC 4.000% Cash and 6.000% PIK, 10/28/2020 (Acquired 10/28/2016 — 06/30/2018, Cost $19,775) (f) (i) (m) (p) (u)	65,229	63,041
4.000% Cash and 6.000% PIK, 10/28/2020 (Acquired 10/28/2016 — 06/30/2018, Cost $7,830) (f) (i) (m) (p) (u)	24,245	24,245
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	140,000	142,800
		502,948
Paper & Forest Products — 0.27%
Neenah, Inc. 5.250%, 05/15/2021 (i) (r)	100,000	100,125
TOTAL MATERIALS		1,487,186
REAL ESTATE — 0.36% Equity Real Estate Investment Trusts — 0.36%
The GEO Group, Inc. 5.875%, 10/15/2024	134,000	132,660
TOTAL REAL ESTATE		132,660
TELECOMMUNICATION SERVICES — 1.05% Diversified Telecommunication Services — 0.57%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	84,000	86,705
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023	126,000	120,985
		207,690
Wireless Telecommunication Services — 0.48%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	165,000	176,963
TOTAL TELECOMMUNICATION SERVICES		384,653
UTILITIES — 0.72% Electric Utilities — 0.26%
Itron, Inc. 5.000%, 01/15/2026 (r)	100,000	95,220
Independent Power and Renewable Electricity Producers — 0.46%
NRG Energy, Inc. 7.250%, 05/15/2026	87,000	93,090
Vistra Energy Corp. 7.625%, 11/01/2024 (c)	72,000	77,130
		170,220
TOTAL UTILITIES		265,440
Total corporate bonds (Cost $13,979,590)		13,764,755

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

TERM LOANS — 2.14%	Principal Amount	Value
CONSUMER DISCRETIONARY — 0.70% Specialty Retail — 0.48%
Office Depot, Inc. 9.125% (1 Month LIBOR USD + 7.000%), 11/08/2022 (Acquired 11/03/2017 — 12/20/2017, Cost $64,768) (b) (m)	$66,500	$68,287
Staples, Inc. 5.787% (2 Month LIBOR USD + 4.000%), 09/12/2024 (Acquired 08/15/2017, Cost $109,176) (b) (m)	109,450	108,168
		176,455
Textiles, Apparel & Luxury Goods — 0.22%
Boardriders, Inc. 8.480% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $78,415) (b) (m)	80,000	80,000
TOTAL CONSUMER DISCRETIONARY		256,455
ENERGY — 0.78% Energy Equipment & Services — 0.50%
Fieldwood Energy LLC 7.230% (1 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018, Cost $79,998) (b) (m)	80,218	80,508
9.230% (1 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $104,501) (b) (m))	108,296	105,408
		185,916
Oil, Gas & Consumable Fuels — 0.28%
International Seaways Operating Corp. 7.990% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 08/07/2017, Cost $101,572) (b) (m)	103,031	103,224
TOTAL ENERGY		289,140
HEALTH CARE — 0.31% Health Care Providers & Services — 0.31%
Wink Holdco, Inc. 8.740% (1 Month LIBOR USD + 6.750%), 12/01/2025 (b)	115,000	114,665
TOTAL HEALTH CARE		114,665
INDUSTRIALS — 0.26% Trading Companies & Distributors — 0.26%
Foundation Building Materials TBD, 05/11/2025 (Acquired 05/11/2018 — 06/19/2018, Cost $95,081) (e) (m)	95,000	94,911
TOTAL INDUSTRIALS		94,911
	Principal Amount		Value
MATERIALS — 0.09% Chemicals — 0.09%
Iracore International Holdings, Inc. 11.125% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $31,585) (b) (f) (i) (m) (u)		$31,585	$31,585
TOTAL MATERIALS			31,585
Total term loans (Cost $779,640)			786,756
Total long-term investments (Cost $34,583,327)			36,415,804
SHORT-TERM INVESTMENTS — 1.01%
Time Deposits — 1.01%
Banco Santander SA, 1.27%, 07/02/2018*		366,569	366,569
Brown Brothers Harriman & Co., 0.51%, 07/03/2018*	CAD	4,796	3,648
Brown Brothers Harriman & Co., 0.15%, 07/02/2018*	NOK	4	1
Total short-term investments (Cost $370,218)			370,218
Total investments — 99.92% (Cost $34,953,545)			36,786,022
Other assets in excess of liabilities — 0.08%			29,182
Net assets — 100.00%			$36,815,204

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2018.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments and/or delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $950,647, which represented 2.58% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $1,688,594, which represented 4.59% of net assets.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $9,282,272, which represented 25.21% of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley Capital Income Fund

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $436,570, which represented 1.19% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

LIBOR — London Interbank Offered Rate

NOK — Norwegian Krone

USD — United States Dollar

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
CCO Holdings LLC / CCO Holdings Capital Corp.	1.30%
Pinnacle Agriculture Holdings LLC (includes Pinnacle Agriculture Enterprises LLC and Pinnacle Operating Corp.)	1.18%
Altice Europe NV (includes Altice France SA and Altice Luxembourg SA)	1.17%
Boardriders, Inc. (includes Boardriders, Inc. and Quiksilver, Inc.)	1.16%
Valeant Pharmaceuticals International, Inc.	1.13%
American Zinc Recycling LLC	1.12%
Staples, Inc.	1.11%
JC Penney Corp., Inc.	1.05%
CHS / Community Health Systems, Inc.	1.05%
HCA, Inc.	1.04%
CORPORATE BONDS — 87.68%	Principal Amount	Value
Advertising — 0.72%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$22,461,000	$19,597,222
Auto Parts & Equipment — 2.58%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	22,802,000	20,635,810
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	15,891,000	15,195,769
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	17,601,000	16,127,092
Meritor, Inc. 6.250%, 02/15/2024	17,954,000	18,178,425
		70,137,096
Automakers — 0.74%
Navistar International Corp. 6.625%, 11/01/2025 (r)	19,426,000	20,057,345
Banking — 1.35%
Popular, Inc. 7.000%, 07/01/2019	21,336,000	21,762,720
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	14,524,000	14,814,480
		36,577,200
Building & Construction — 3.90%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	23,779,000	22,708,945
TopBuild Corp. 5.625%, 05/01/2026 (r)	16,827,000	16,195,988
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	17,519,000	17,584,696
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	26,230,000	25,672,613
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	24,012,000	23,861,925
		106,024,167
	Principal Amount	Value
Building Materials — 3.13%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	$16,835,000	$15,656,550
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	20,523,000	20,086,886
FBM Finance, Inc. 8.250%, 08/15/2021 (r)	8,369,000	8,756,066
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	19,797,000	19,945,478
WESCO Distribution, Inc. 5.375%, 06/15/2024	20,873,000	20,585,996
		85,030,976
Cable & Satellite TV — 4.58%
Altice France SA 6.000%, 05/15/2022 (r)	12,975,000	13,072,312
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	20,301,000	18,753,049
Cable One, Inc. 5.750%, 06/15/2022 (r)	14,845,000	15,179,012
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	11,234,000	10,896,980
5.750%, 02/15/2026 (r)	24,792,000	24,420,120
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	10,973,000	11,027,865
Virgin Media Secured Finance PLC 5.250%, 01/15/2026 (r)	12,411,000	11,526,716
VTR Finance BV 6.875%, 01/15/2024 (r)	19,410,000	19,574,015
		124,450,069
Chemicals — 3.90%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	20,675,000	20,416,562
The Chemours Company 7.000%, 05/15/2025 (c)	12,986,000	13,992,415
Hexion, Inc. 6.625%, 04/15/2020 (c)	23,045,000	21,636,950

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (c)	$24,294,000	$25,569,435
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (Acquired 10/29/2014 — 11/24/2015, Cost $13) (a) (f) (i) (m) (u)	24,222,000	0
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	13,101,000	13,363,020
5.875%, 12/01/2025 (r)	11,290,000	11,050,088
		106,028,470
Consumer/Commercial/Lease Financing — 2.39%
Credit Acceptance Corp. 6.125%, 02/15/2021	17,536,000	17,689,440
7.375%, 03/15/2023	3,886,000	4,031,725
DAE Funding LLC 5.000%, 08/01/2024 (r)	21,942,000	21,130,146
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	22,260,000	22,032,725
		64,884,036
Department Stores — 1.05%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	21,250,000	20,001,562
8.625%, 03/15/2025 (r)	10,078,000	8,566,300
		28,567,862
Diversified Capital Goods — 0.98%
EnPro Industries, Inc. 5.875%, 09/15/2022	7,967,000	8,166,175
Matthews International Corp. 5.250%, 12/01/2025 (r)	19,230,000	18,460,800
		26,626,975
Electric — Generation — 1.04%
NRG Energy, Inc. 7.250%, 05/15/2026	13,883,000	14,854,810
Vistra Energy Corp. 7.625%, 11/01/2024 (c)	12,399,000	13,282,429
		28,137,239
Electronics — 0.51%
Sensata Technologies BV 5.625%, 11/01/2024 (r)	13,262,000	13,809,058
Energy — Exploration & Production — 8.07%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (i) (r)	21,501,000	14,405,670
Callon Petroleum Company 6.375%, 07/01/2026 (r)	16,710,000	16,814,437
Comstock Resources, Inc. 10.000% Cash or 12.250% PIK, 03/15/2020 (p)	12,701,000	13,336,050
HighPoint Operating Corp. 8.750%, 06/15/2025 (i)	14,135,000	15,195,125
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (r)	20,563,000	16,707,437
	Principal Amount	Value
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	$22,225,000	$22,697,281
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	17,583,000	18,769,852
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	20,175,000	19,789,859
PetroQuest Energy, Inc. 1.000% Cash and 9.000% PIK, 02/15/2021 (i) (p)	23,285,081	10,827,563
Sanchez Energy Corp. 6.125%, 01/15/2023 (c)	28,371,000	19,363,208
Ultra Resources, Inc. 7.125%, 04/15/2025 (r)	19,687,000	13,928,553
Unit Corp. 6.625%, 05/15/2021	17,649,000	17,693,123
Whiting Petroleum Corp. 6.625%, 01/15/2026 (r)	19,245,000	19,870,463
		219,398,621
Food — Wholesale — 1.46%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (i) (r)	21,872,134	20,778,527
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	18,379,000	18,866,044
		39,644,571
Forestry/Paper — 2.87%
Boise Cascade Company 5.625%, 09/01/2024 (r)	15,308,000	15,422,810
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021	20,095,000	20,974,156
Neenah, Inc. 5.250%, 05/15/2021 (i) (r)	16,618,000	16,638,773
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	26,326,000	24,878,070
		77,913,809
Gaming — 2.19%
Boyd Gaming Corp. 6.000%, 08/15/2026 (r)	13,655,000	13,535,519
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	15,772,000	16,521,170
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	18,679,000	17,651,655
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	12,030,000	11,939,775
		59,648,119
Gas Distribution — 3.45%
American Midstream Partners LP / American Midstream Finance Corp. 8.500%, 12/15/2021 (r)	18,193,000	17,920,105
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	17,064,000	17,810,550

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	$20,743,000	$21,054,145
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	18,391,000	18,643,876
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	18,130,000	18,220,650
		93,649,326
Health Facilities — 3.59%
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	17,518,000	9,021,770
6.250%, 03/31/2023	17,470,000	16,072,400
8.625%, 01/15/2024 (e) (r)	3,380,000	3,397,238
HCA, Inc. 5.375%, 02/01/2025 (c)	20,541,000	20,278,075
5.250%, 06/15/2026	8,129,000	8,094,045
LifePoint Health, Inc. 5.875%, 12/01/2023	19,601,000	19,576,499
Tenet Healthcare Corp. 6.750%, 06/15/2023 (c)	21,016,000	20,989,730
		97,429,757
Health Services — 0.61%
DaVita, Inc. 5.000%, 05/01/2025	17,601,000	16,610,944
Hotels — 0.58%
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	15,860,000	15,820,350
Machinery — 1.58%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	13,608,000	14,050,260
Itron, Inc. 5.000%, 01/15/2026 (r)	16,880,000	16,073,136
Welbilt, Inc. 9.500%, 02/15/2024	11,655,000	12,893,344
		43,016,740
Managed Care — 0.53%
Centene Escrow I Corp. 5.375%, 06/01/2026 (r)	14,202,000	14,423,977
Media — Diversified — 0.77%
National CineMedia LLC 5.750%, 08/15/2026	22,840,000	20,955,700
Media Content — 1.43%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	20,684,000	18,874,150
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	22,246,000	20,104,822
		38,978,972
	Principal Amount	Value
Medical Products — 1.86%
DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	$16,390,000	$16,671,908
Halyard Health, Inc. 6.250%, 10/15/2022	17,030,000	17,540,900
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	15,976,000	16,335,460
		50,548,268
Metals/Mining Excluding Steel — 2.90%
Century Aluminum Company 7.500%, 06/01/2021 (r)	23,408,000	23,700,600
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	16,132,000	16,857,940
Kaiser Aluminum Corp. 5.875%, 05/15/2024	12,437,000	12,716,833
New Day Aluminum LLC 4.000% Cash and 6.000% PIK, 10/28/2020 (Acquired 10/28/2016 — 06/30/2018, Cost $122,947) (f) (i) (m) (p) (u)	374,835	374,835
4.000% Cash and 6.000% PIK, 10/28/2020 (Acquired 10/28/2016 — 06/30/2018, Cost $305,882) (f) (i) (m) (p) (u)	1,008,464	974,630
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	23,739,000	24,213,780
		78,838,618
Oil Field Equipment & Services — 5.50%
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	14,037,000	14,844,127
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	19,789,000	20,550,679
9.625%, 04/01/2023 (r)	3,352,000	3,406,470
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.625%, 05/01/2024 (r)	20,386,000	21,303,370
PHI, Inc. 5.250%, 03/15/2019	23,221,000	22,814,632
SESI LLC 7.750%, 09/15/2024	20,753,000	21,401,531
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	23,862,000	24,130,448
Transocean, Inc. 9.000%, 07/15/2023 (r)	19,428,000	20,982,240
		149,433,497
Oil Refining & Marketing — 1.15%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	17,746,000	17,746,000
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	12,795,000	13,482,731
		31,228,731

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Packaging — 1.01%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	$17,634,000	$16,311,450
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/2023 (r)	11,159,000	11,033,461
		27,344,911
Personal & Household Products — 1.45%
Central Garden & Pet Company 6.125%, 11/15/2023	10,321,000	10,720,939
Energizer Gamma Acquisition, Inc. 6.375%, 07/15/2026 (e) (r)	13,545,000	13,798,969
Vista Outdoor, Inc. 5.875%, 10/01/2023	15,507,000	14,847,952
		39,367,860
Pharmaceuticals — 3.43%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	21,374,000	22,683,157
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	21,865,000	18,093,288
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	25,857,000	21,681,095
Valeant Pharmaceuticals International, Inc. 7.000%, 03/15/2024 (r)	10,189,000	10,695,291
6.125%, 04/15/2025 (r)	21,611,000	19,990,175
		93,143,006
Printing & Publishing — 2.34%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	20,284,000	19,574,060
8.375%, 08/15/2022 (r)	6,619,000	6,519,715
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	19,875,000	19,552,031
Multi-Color Corp. 4.875%, 11/01/2025 (r)	19,289,000	18,011,104
		63,656,910
Recreation & Travel — 1.16%
Interval Acquisition Corp. 5.625%, 04/15/2023	10,634,000	10,773,518
Silversea Cruise Finance Ltd. 7.250%, 02/01/2025 (r)	19,185,000	20,817,644
		31,591,162
	Principal Amount	Value
Software/Services — 2.58%
First Data Corp. 7.000%, 12/01/2023 (r)	$12,481,000	$13,031,162
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	13,729,000	13,969,258
Nuance Communications, Inc. 5.625%, 12/15/2026	16,610,000	16,319,491
PTC, Inc. 6.000%, 05/15/2024	11,334,000	11,815,695
VeriSign, Inc. 5.250%, 04/01/2025	14,614,000	14,865,361
		70,000,967
Specialty Retail — 1.46%
Murphy Oil USA, Inc. 5.625%, 05/01/2027	17,075,000	16,754,844
PetSmart, Inc. 7.125%, 03/15/2023 (r)	5,933,000	4,012,488
5.875%, 06/01/2025 (r)	24,455,000	18,891,487
		39,658,819
Support — Services — 3.90%
AECOM 5.875%, 10/15/2024 (c)	17,354,000	17,983,082
Aptim Corp. 7.750%, 06/15/2025 (r)	21,348,000	17,398,620
The GEO Group, Inc. 5.875%, 10/15/2024	22,289,000	22,066,110
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	20,139,000	21,599,078
Sotheby's 4.875%, 12/15/2025 (r)	13,882,000	13,361,425
Staples, Inc. 8.500%, 09/15/2025 (r)	14,590,000	13,641,650
		106,049,965
Technology Hardware & Equipment — 1.72%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/2024	12,384,000	12,693,600
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	19,820,000	20,340,275
Ingram Micro, Inc. 5.450%, 12/15/2024	13,827,000	13,700,833
		46,734,708
Telecom — Wireless — 0.80%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	20,359,000	21,835,028
Telecom — Wireline Integrated & Services — 1.23%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	13,420,000	13,852,124
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023	20,279,000	19,471,896
		33,324,020

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Transport Infrastructure/Services — 1.19%
GasLog Ltd. 8.875%, 03/22/2022 (i)	$18,985,000	$19,791,863
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	12,279,000	12,632,021
		32,423,884
Total corporate bonds (Cost $2,425,636,967)		2,382,598,955
TERM LOANS — 3.60%
Building Materials — 0.61%
Foundation Building Materials TBD, 05/11/2025 (Acquired 05/11/2018 — 06/19/2018, Cost $16,519,863) (e) (m)	16,500,000	16,484,572
Energy — Exploration & Production — 0.62%
Fieldwood Energy LLC 7.230% (1 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018, Cost $7,228,724) (b) (m)	7,248,658	7,274,898
9.230% (1 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $9,442,877) (b) (m)	9,785,808	9,524,821
		16,799,719
Managed Care — 0.30%
Wink Holdco, Inc. 4.980% (1 Month LIBOR USD + 3.000%), 12/02/2024 (Acquired 11/02/2017 — 12/20/2017, Cost $8,225,987) (b) (m)	8,208,750	8,168,978
Oil Field Equipment & Services — 0.09%
Iracore International Holdings, Inc. 11.125% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $2,590,943) (b) (f) (i) (m) (u)	2,590,943	2,590,943
Specialty Retail — 1.49%
Boardriders, Inc. 8.480% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $11,487,831) (b) (m)	11,720,000	11,720,000
Office Depot, Inc. 9.125% (1 Month LIBOR USD + 7.000%), 11/08/2022 (Acquired 11/03/2017 — 12/20/2017, Cost $11,549,343) (b) (m)	11,808,500	12,125,854
Staples, Inc. 5.787% (2 Month LIBOR USD + 4.000%), 09/12/2024 (Acquired 08/15/2017 — 01/26/2018, Cost $16,723,836) (b) (m)	16,765,750	16,569,339
		40,415,193
Transportation Excluding Air/Rail — 0.49%
International Seaways Operating Corp. 7.990% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 08/07/2017, Cost $13,203,089) (b) (m)	13,417,000	13,442,157
Total term loans (Cost $96,972,493)		97,901,562
PREFERRED STOCKS — 1.07%	Shares Held	Value
Banking — 0.66%
Royal Bank of Scotland Group PLC — Series S, 6.600%	695,347	$17,856,511
Food — Wholesale — 0.41%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,192,395) (a) (f) (i) (m) (u)	15,232,907	11,272,351
Total preferred stocks (Cost $26,560,744)		29,128,862
COMMON STOCKS — 2.78%
Automakers — 0.00%
General Motors Company — Escrow (Acquired 11/17/2009 — 04/06/2011, Cost $0) (a) (f) (i) (m) (u)	352,400	0
Energy — Exploration & Production — 0.28%
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $1,705,030) (a) (i) (m)	30,033	1,576,733
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,595,253) (a) (i) (m)	111,241	5,840,152
Warren Resources, Inc. (Acquired 11/23/2016, Cost $160,767) (a) (f) (i) (m) (u)	116,226	160,741
		7,577,626
Metals/Mining Excluding Steel — 1.60%
American Zinc Recycling LLC (Acquired 07/19/2012 — 09/30/2016, Cost $35,758,540) (a) (f) (i) (o) (m) (u)	76,444	30,319,984
CB Noranda Aluminum Acquisition Corp. — Escrow (Acquired 03/01/2013 – 11/29/2017, Cost $0) (a) (f) (i) (m) (u)	18,476,000	0
GHW Holdco LLC (Acquired 10/28/2016 — 10/23/2017, Cost $541,999) (a) (f) (i) (m) (o) (u)	27	1,339,581
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $17,853,515) (a) (f) (i) (m) (o) (u)	288	11,731,221
		43,390,786
Oil Field Equipment & Services — 0.17%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,696,250) (a) (f) (i) (m) (o) (u)	22,092	4,696,318
Specialty Retail — 0.73%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $28,586,327) (a) (f) (i) (m) (u)	582,983	19,821,422
Total common stocks (Cost $91,897,681)		75,486,152

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2018

Hotchkis & Wiley High Yield Fund

WARRANTS — 0.03%	Shares Held	Value
Energy — Exploration & Production — 0.03%
Lonestar Resources America, Inc. (Acquired 08/19/2016 — 09/30/2016, Cost $763,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price $5.00	180,000	$619,200
Total warrants (Cost $763,200)		619,200
Total long-term investments (Cost $2,641,831,085)		2,585,734,731
SHORT-TERM INVESTMENTS — 4.66%
Money Market Funds — 2.21%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.84%, 07/02/2018^	60,116,628	60,116,628
	Principal Amount
Time Deposits — 2.45%
Standard Chartered Bank, 1.27%, 07/02/2018*	$66,622,057	66,622,057
Total short-term investments (Cost $126,738,685)		126,738,685
Total investments — 99.82% (Cost $2,768,569,770)		2,712,473,416
Other assets in excess of liabilities — 0.18%		4,955,379
Net assets — 100.00%		$2,717,428,795

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2018.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments and/or delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $83,901,226, which represented 3.09% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $186,628,730, which represented 6.87% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,559,011,169, which represented 57.37% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2018

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$107,287,759	$421,559,506	$1,821,478,181	$782,177,891	$41,895,169
Affiliated issuers	—	—	37,708,315	3,568,481	—
Collateral for securities on loan*	416,970	1,663,360	29,260,359	32,363,992	—
Short-term investments*	—	7,045,829	36,697,938	16,614,084	1,784,361
Dividends and interest receivable	253,151	1,078,281	2,106,920	936,708	30,808
Receivable for investments sold	572,552	—	3,004,353	—	—
Receivable for Fund shares sold	13,943	578,765	1,456,302	1,549,888	50,378
Other assets	10,014	36,639	48,203	31,667	7,654
Total assets	$108,554,389	$431,962,380	$1,931,760,571	$837,242,711	$43,768,370
Liabilities:
Collateral upon return of securities on loan	$416,970	$1,663,360	$29,260,359	$32,363,992	$—
Payable for investments purchased	—	—	12,267,084	1,955,505	739,599
Payable for Fund shares repurchased	49,642	397,912	2,950,011	2,046,618	505
Payable to Advisor	71,999	266,880	1,180,805	500,544	13,789
Payable to Trustees	32	110	533	217	8
Accrued distribution and service fees	52,052	216,137	317,887	109,534	1,749
Cash overdraft	182,370	—	—	—	—
Accrued expenses and other liabilities	64,767	163,719	638,130	320,249	50,011
Total liabilities	837,832	2,708,118	46,614,809	37,296,659	805,661
Commitments and contingencies (Note 8)
Net assets	$107,716,557	$429,254,262	$1,885,145,762	$799,946,052	$42,962,709
Net Assets consist of:
Paid-in capital	$147,715,245	$452,361,146	$1,759,355,457	$664,809,574	$38,795,662
Undistributed net investment income (loss)	1,280,233	4,631,157	(322,010)	2,099,354	127,246
Undistributed net realized gain (loss)	(28,840,212)	(269,090)	(26,718,695)	30,159,633	2,528,285
Net unrealized appreciation (depreciation) of:
Unaffiliated issuers and foreign currency transactions	(12,438,709)	(27,468,951)	242,344,959	126,711,503	1,511,516
Affiliated issuers	—	—	(89,513,949)	(23,834,012)	—
Net assets	$107,716,557	$429,254,262	$1,885,145,762	$799,946,052	$42,962,709
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$65,503,031	$276,930,318	$1,609,001,585	$715,194,012	$40,127,883
Shares outstanding (unlimited shares $0.001 par value authorized)	3,483,380	8,249,637	40,553,074	11,193,396	3,287,683
Net asset value per share	$18.80	$33.57	$39.68	$63.89	$12.21
Calculation of Net Asset Value Per Share — Class A
Net assets	$39,615,883	$131,275,535	$230,105,320	$70,927,995	$2,834,826
Shares outstanding (unlimited shares $0.001 par value authorized)	2,101,378	3,935,467	5,896,006	1,117,105	233,475
Net asset value per share	$18.85	$33.36	$39.03	$63.49	$12.14
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$19.89	$35.21	$41.19	$67.01	$12.81
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$2,597,643	$14,160,747	$39,383,132	$13,824,045
Shares outstanding (unlimited shares $0.001 par value authorized)	139,385	433,355	1,160,837	262,544
Net asset value per share	$18.64	$32.68	$33.93	$52.65
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$6,887,662	$6,655,725
Shares outstanding (unlimited shares $0.001 par value authorized)		205,245	170,572
Net asset value per share		$33.56	$39.02
*Cost of long-term investments
Unaffiliated issuers	$119,726,468	$449,028,457	$1,579,133,222	$655,466,489	$40,383,653
Affiliated issuers	—	—	127,222,264	27,402,493	—
*Cost of collateral for securities on loan	416,970	1,663,360	29,260,359	32,363,992	—
*Cost of short-term investments	—	7,045,829	36,697,938	16,614,084	1,784,361

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2018

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$9,689,282	$2,554,683	$607,098,106	$36,415,804	$2,537,647,627
Affiliated issuers	—	—	24,980,223	—	48,087,104
Collateral for securities on loan*	—	—	25,188,204	—	—
Short-term investments*	83,428	—	7,668,509	370,218	126,738,685
Cash denominated in foreign currencies#	—	550	—	—	—
Cash collateral for futures	—	—	312,430	—	—
Cash collateral for options	—	—	2,686	—	—
Dividends and interest receivable	27,681	10,152	1,731,973	310,353	42,278,279
Receivable for investments sold	—	15,566	1,183,483	55,354	4,593,462
Receivable for Fund shares sold	—	—	753,735	78,007	3,524,850
Receivable from Advisor	7,162	9,291	—	—	—
Other assets	7,083	3,428	15,528	14,426	82,006
Total assets	$9,814,636	$2,593,670	$668,934,877	$37,244,162	$2,762,952,013
Liabilities:
Collateral upon return of securities on loan	$—	$—	$25,188,204	$—	$—
Payable for investments purchased	51,337	4,729	3,326,696	278,979	38,000,561
Payable for variation margin	—	—	128,300	—	—
Payable for Fund shares repurchased	—	—	357,805	57,578	2,292,870
Payable to Advisor	—	—	396,268	8,400	1,073,462
Payable to Trustees	3	1	173	11	788
Accrued distribution and service fees	1,188	—	196,045	8,529	266,920
Distributions payable to shareholders	—	—	—	21,381	3,138,730
Cash overdraft	—	6,816	—	—	—
Accrued expenses and other liabilities	43,631	39,573	209,335	54,080	749,887
Total liabilities	96,159	51,119	29,802,826	428,958	45,523,218
Commitments and contingencies (Note 8)
Net assets	$9,718,477	$2,542,551	$639,132,051	$36,815,204	$2,717,428,795
Net Assets consist of:
Paid-in capital	$8,482,401	$2,244,680	$550,713,961	$36,104,174	$2,887,420,004
Undistributed net investment income (loss)	50,116	16,649	1,949,167	(4,358)	92,301
Undistributed net realized gain (loss)	354,228	99,188	40,567,754	(1,117,043)	(113,987,156)
Net unrealized appreciation (depreciation) of:
Unaffiliated issuers and foreign currency transactions	831,732	182,034	42,904,638	1,832,431	(45,333,153)
Affiliated issuers	—	—	2,837,500	—	(10,763,201)
Futures contracts	—	—	159,031	—	—
Net assets	$9,718,477	$2,542,551	$639,132,051	$36,815,204	$2,717,428,795
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$8,986,604	$2,542,551	$453,183,650	$20,004,707	$1,918,320,012
Shares outstanding (unlimited shares $0.001 par value authorized)	675,508	219,778	14,915,663	1,558,586	161,245,052
Net asset value per share	$13.30	$11.57	$30.38	$12.84	$11.90
Calculation of Net Asset Value Per Share — Class A
Net assets	$731,873		$136,324,506	$16,810,497	$466,959,749
Shares outstanding (unlimited shares $0.001 par value authorized)	55,112		4,483,805	1,258,178	39,488,112
Net asset value per share	$13.28		$30.40	$13.36	$11.83
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$14.02		$32.08
(Net asset value per share divided by 0.9525)				$14.03
(Net asset value per share divided by 0.9625)					$12.29
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$49,623,895		$3,379,673
Shares outstanding (unlimited shares $0.001 par value authorized)			1,758,256		284,139
Net asset value per share			$28.22		$11.89
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets					$328,769,361
Shares outstanding (unlimited shares $0.001 par value authorized)					27,619,814
Net asset value per share					$11.90
*Cost of long-term investments
Unaffiliated issuers	$8,857,576	$2,372,622	$564,195,728	$34,583,327	$2,582,980,780
Affiliated issuers	—	—	22,142,723	—	58,850,305
*Cost of collateral for securities on loan	—	—	25,188,204	—	—
*Cost of short-term investments	83,428	—	7,668,513	370,218	126,738,685
#Cost of cash denominated in foreign currencies	$—	$545	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2018

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$2,463,123	$9,136,049	$23,032,788	$10,934,271	$428,484
Interest	5,712	35,946	299,368	75,808	5,437
Securities on loan, net	11,780	44,506	1,118,550	623,450	—
Total income	2,480,615	9,216,501	24,450,706	11,633,529	433,921
Expenses:
Advisory fees	845,257	3,042,093	14,308,556	5,854,964	165,558
Professional fees and expenses	32,116	42,242	94,252	55,483	26,940
Custodian fees and expenses	11,774	18,450	73,142	28,884	14,660
Transfer agent fees and expenses	134,790	595,223	3,104,163	1,441,943	26,603
Accounting fees and expenses	20,144	52,163	220,157	94,758	55,839
Administration fees and expenses	36,008	126,499	591,752	242,790	35,163
Trustees' fees and expenses	9,183	33,358	156,683	62,988	1,895
Reports to shareholders	1,413	30,206	174,017	69,463	4,445
Registration fees	48,620	71,139	75,759	57,353	33,964
Distribution and service fees — Class A	102,739	338,013	619,931	196,740	3,015
Distribution and service fees — Class C	27,399	160,236	446,789	151,136	—
Distribution and service fees — Class R	—	48,623	50,513	—	—
Other expenses	10,233	28,525	114,894	47,464	4,732
Total expenses	1,279,676	4,586,770	20,030,608	8,303,966	372,814
Fee waiver/expense reimbursement by Advisor (Note 2)	(78,879)	—	—	—	(140,566)
Net expenses	1,200,797	4,586,770	20,030,608	8,303,966	232,248
Net investment income	1,279,818	4,629,731	4,420,098	3,329,563	201,673
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(1,069,491)	29,838,656	(2,951,849)	61,976,684	4,735,623
Sales of affiliated issuers	—	—	(1,248,950)	—	—
Foreign currency transactions	415	1,427	8,605	(13,207)	23
Net realized gains (losses)	(1,069,076)	29,840,083	(4,192,194)	61,963,477	4,735,646
Net change in unrealized appreciation (depreciation) of: Securities of unaffiliated issuers and foreign currency transactions	10,500,294	2,301,915	275,783,254	24,797,166	(1,021,186)
Securities of affiliated issuers	—	—	(23,803,312)	7,926,107	—
Net change in unrealized appreciation (depreciation)	10,500,294	2,301,915	251,979,942	32,723,273	(1,021,186)
Net gains	9,431,218	32,141,998	247,787,748	94,686,750	3,714,460
Net Increase in Net Assets Resulting from Operations	$10,711,036	$36,771,729	$252,207,846	$98,016,313	$3,916,133
*Net of Foreign Taxes Withheld	$38,552	$153,189	$543,911	$403,841	$1,259

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2018

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$169,244	$52,410	$9,289,181	$431,855	$1,784,491
Interest	1,069	389	3,879,556	1,263,982	179,695,470
Securities on loan, net	—	—	484,324	—	—
Total income	170,313	52,799	13,653,061	1,695,837	181,479,961
Expenses:
Advisory fees	70,657	21,910	4,427,030	254,073	15,034,909
Professional fees and expenses	25,724	23,184	43,852	26,611	181,864
Custodian fees and expenses	7,406	6,336	44,520	18,742	74,541
Transfer agent fees and expenses	32,466	15,243	753,112	47,665	3,132,207
Accounting fees and expenses	41,922	45,240	75,773	65,339	343,029
Administration fees and expenses	31,441	31,838	184,255	30,002	853,399
Trustees' fees and expenses	698	206	46,451	3,238	222,924
Reports to shareholders	3,600	3,380	36,447	6,606	172,192
Registration fees	34,764	4,419	70,903	35,540	143,305
Distribution and service fees — Class A	1,196	—	335,745	47,119	1,274,357
Distribution and service fees — Class C	—	—	534,748	—	34,043
Other expenses	3,952	3,105	32,272	5,585	151,319
Total expenses	253,826	154,861	6,585,108	540,520	21,618,089
Fee waiver/expense reimbursement by Advisor (Note 2)	(155,477)	(125,219)	—	(180,696)	(1,206,111)
Net expenses	98,349	29,642	6,585,108	359,824	20,411,978
Net investment income	71,964	23,157	7,067,953	1,336,013	161,067,983
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	647,005	155,083	60,006,478	2,055,413	(11,071,526)
Foreign currency transactions	(2,576)	(956)	(88,556)	(2,365)	(830)
Credit default swap contracts	—	—	—	(8,259)	(1,479,429)
Futures contracts	—	—	1,005,743	—	—
Net realized gains (losses)	644,429	154,127	60,923,665	2,044,789	(12,551,785)
Net change in unrealized appreciation (depreciation) of: Securities of unaffiliated issuers and foreign currency transactions	61,872	(93,077)	(3,330,745)	(961,552)	(79,373,854)
Securities of affiliated issuers	—	—	2,837,481	—	5,507,303
Credit default swap contracts	—	—	—	(1,510)	(271,744)
Futures contracts	—	—	219,556	—	—
Net change in unrealized appreciation (depreciation)	61,872	(93,077)	(273,708)	(963,062)	(74,138,295)
Net gains (losses)	706,301	61,050	60,649,957	1,081,727	(86,690,080)
Net Increase in Net Assets Resulting from Operations	$778,265	$84,207	$67,717,910	$2,417,740	$74,377,903
*Net of Foreign Taxes Withheld	$9,173	$4,666	$263,805	$17,957	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Operations:
Net investment income	$1,279,818	$1,972,254	$4,629,731	$5,848,670
Net realized gains (losses)	(1,069,076)	(26,805,493)	29,840,083	15,479,924
Net change in unrealized appreciation	10,500,294	68,420,848	2,301,915	87,865,394
Net increase in net assets resulting from operations	10,711,036	43,587,609	36,771,729	109,193,988
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(1,291,066)	(4,250,963)	(3,696,306)	(6,008,031)
Class A	(657,010)	(2,029,291)	(1,968,759)	(2,463,997)
Class C	(23,932)	(130,512)	(84,374)	(130,596)
Class R	—	—	(98,106)	(223,583)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,972,008)	(6,410,766)	(5,847,545)	(8,826,207)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(13,183,311)	(308,922,204)	(37,501,866)	(146,809,432)
Net Assets:
Total decrease in net assets	(4,444,283)	(271,745,361)	(6,577,682)	(46,441,651)
Beginning of year	112,160,840	383,906,201	435,831,944	482,273,595
End of year	$107,716,557	$112,160,840	$429,254,262	$435,831,944
Undistributed net investment income	$1,280,233	$1,972,008	$4,631,157	$5,847,544

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Operations:
Net investment income	$4,420,098	$4,425,405	$3,329,563	$2,376,090
Net realized gains (losses)	(4,192,194)	126,462,466	61,963,477	80,480,851
Net change in unrealized appreciation	251,979,942	305,154,552	32,723,273	117,552,434
Net increase in net assets resulting from operations	252,207,846	436,042,423	98,016,313	200,409,375
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(6,191,906)	(5,491,081)	(3,110,570)	(2,949,850)
Class A	(410,149)	(590,653)	(130,714)	—
Class C	—	—	—	—
Class R	(3,532)	(13,844)	—	—
Net realized gains:
Class I	(96,701,330)	(21,970,175)	(30,747,351)	—
Class A	(15,750,884)	(3,941,402)	(3,543,365)	—
Class C	(3,159,514)	(865,957)	(811,924)	—
Class R	(647,348)	(181,505)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(122,864,663)	(33,054,617)	(38,343,924)	(2,949,850)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(256,537,398)	(448,189,011)	(36,415,088)	(253,832,782)
Net Assets:
Total increase (decrease) in net assets	(127,194,215)	(45,201,205)	23,257,301	(56,373,257)
Beginning of year	2,012,339,977	2,057,541,182	776,688,751	833,062,008
End of year	$1,885,145,762	$2,012,339,977	$799,946,052	$776,688,751
Undistributed net investment income (loss)	$(322,010)	$1,055,587	$2,099,354	$1,758,707

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Operations:
Net investment income	$201,673	$153,337	$71,964	$68,924
Net realized gains	4,735,646	1,898,110	644,429	346,770
Net change in unrealized appreciation (depreciation)	(1,021,186)	2,842,162	61,872	1,187,259
Net increase in net assets resulting from operations	3,916,133	4,893,609	778,265	1,602,953
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(97,468)	(145,133)	(80,053)	(54,261)
Class A	(3,154)	(1,679)	(3,738)	(1,332)
Net realized gains:
Class I	(3,306,631)	—	(352,626)	—
Class A	(178,445)	—	(21,332)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(3,585,698)	(146,812)	(457,749)	(55,593)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	22,646,240	561,118	1,268,577	1,283,358
Net Assets:
Total increase in net assets	22,976,675	5,307,915	1,589,093	2,830,718
Beginning of year	19,986,034	14,678,119	8,129,384	5,298,666
End of year	$42,962,709	$19,986,034	$9,718,477	$8,129,384
Undistributed net investment income	$127,246	$21,347	$50,116	$58,469
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		Value Opportunities Fund
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Operations:
Net investment income	$23,157	$23,306	$7,067,953	$6,228,872
Net realized gains	154,127	89,646	60,923,665	6,184,052
Net change in unrealized appreciation (depreciation)	(93,077)	366,528	(273,708)	106,966,426
Net increase in net assets resulting from operations	84,207	479,480	67,717,910	119,379,350
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(26,262)	(32,331)	(7,243,094)	(6,518,819)
Class A	—	—	(1,982,727)	(2,482,498)
Class C	—	—	(451,278)	(798,800)
Net realized gains:
Class I	(118,306)	(44,837)	(5,657,545)	—
Class A	—	—	(1,813,918)	—
Class C	—	—	(802,290)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(144,568)	(77,168)	(17,950,852)	(9,800,117)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	180,942	213,738	46,962,687	(23,105,293)
Net Assets:
Total increase in net assets	120,581	616,050	96,729,745	86,473,940
Beginning of year	2,421,970	1,805,920	542,402,306	455,928,366
End of year	$2,542,551	$2,421,970	$639,132,051	$542,402,306
Undistributed net investment income	$16,649	$20,262	$1,949,167	$3,893,537

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2018	Year ended June 30, 2017
Operations:
Net investment income	$1,336,013	$1,381,206	$161,067,983	$161,234,213
Net realized gains (losses)	2,044,789	470,954	(12,551,785)	(44,432,801)
Net change in unrealized appreciation (depreciation)	(963,062)	5,720,311	(74,138,295)	215,605,410
Net increase in net assets resulting from operations	2,417,740	7,572,471	74,377,903	332,406,822
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(790,343)	(720,589)	(127,191,770)	(127,660,818)
Class A	(660,571)	(763,722)	(28,374,568)	(33,791,394)
Class C	—	—	(163,724)	(160,983)
Class Z	—	—	(1,893,234)	—
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class Z	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,450,914)	(1,484,311)	(157,623,296)	(161,613,195)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(5,903,933)	(2,517,949)	139,753,443	(303,868)
Net Assets:
Total increase (decrease) in net assets	(4,937,107)	3,570,211	56,508,050	170,489,759
Beginning of year	41,752,311	38,182,100	2,660,920,745	2,490,430,986
End of year	$36,815,204	$41,752,311	$2,717,428,795	$2,660,920,745
Undistributed net investment income (loss)	$(4,358)	$21,081	$92,301	$(1,507,342)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$17.43	$0.23	$1.48	$1.71	$(0.34)	$—	$(0.34)
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)
Class A
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)
Class C
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$18.80	9.81%	$65,503	0.95%	1.02%	1.25%
Year ended 6/30/2017	17.43	28.05	68,260	0.95	1.09	1.21
Year ended 6/30/2016	14.31	–8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.89	5.30	481,815	0.95	0.99	1.18
Year ended 6/30/2014	15.47	24.98	485,541	0.95	1.01	2.72
Class A
Year ended 6/30/2018	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	15.50	24.68	59,173	1.20	1.26	2.71
Class C
Year ended 6/30/2018	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	15.20	23.70	4,429	1.95	2.01	1.28

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	28%	25%	35%	38%	33%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$31.04	$0.42	$2.67	$3.09	$(0.56)	$—	$(0.56)
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)
Class A
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)
Class C
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—
Class R
Year ended 6/30/2018	30.96	0.22	2.70	2.92	(0.32)	—	(0.32)
Year ended 6/30/2017	25.02	0.25	6.13	6.38	(0.44)	—	(0.44)
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$33.57	10.01%	$276,930	1.00%	1.00%	1.28%
Year ended 6/30/2017	31.04	26.22	269,714	0.99	0.99	1.38
Year ended 6/30/2016	25.06	–6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	26.65	26.52	500,102	1.01	1.01	3.04
Class A
Year ended 6/30/2018	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	26.46	26.22	223,219	1.26	1.26	3.02
Class C
Year ended 6/30/2018	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	25.96	25.29	25,765	2.01	2.01	3.02
Class R
Year ended 6/30/2018	33.56	9.47	6,888	1.50	1.50	0.66
Year ended 6/30/2017	30.96	25.58	13,519	1.49	1.49	0.88
Year ended 6/30/2016	25.02	–6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	26.62	25.91	11,924	1.51	1.51	2.51

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	41%	27%	39%	39%	57%

1  Net investment income per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$37.13	$0.11	$4.96	$5.07	$(0.15)	$(2.37)	$(2.52)
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)
Class A
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)
Class C
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)
Class R
Year ended 6/30/2018	36.60	(0.08)	4.88	4.80	(0.01)	(2.37)	(2.38)
Year ended 6/30/2017	30.21	(0.08)	6.96	6.88	(0.03)	(0.46)	(0.49)
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2018	$39.68	14.32%	$1,609,002	0.99%	0.99%	0.28%
Year ended 6/30/2017	37.13	23.37	1,675,920	1.03	1.03	0.28
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	45.15	28.10	2,542,569	1.01	1.01	0.52
Class A
Year ended 6/30/2018	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	44.60	27.78	862,559	1.26	1.26	0.29
Class C
Year ended 6/30/2018	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	41.04	26.84	154,222	2.01	2.01	(0.45)
Class R
Year ended 6/30/2018	39.02	13.74	6,656	1.49	1.49	(0.22)
Year ended 6/30/2017	36.60	22.74	11,020	1.53	1.53	(0.23)
Year ended 6/30/2016	30.21	–13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	44.77	27.47	24,693	1.51	1.51	0.05

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	32%	37%	42%	54%	55%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$59.31	$0.29	$7.35	$7.64	$(0.28)	$(2.78)	$(3.06)
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)
Class A
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)
Class C
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2018	$63.89	13.33%	$715,194	1.02%	1.02%	0.47%
Year ended 6/30/2017	59.31	28.15	669,810	1.04	1.04	0.35
Year ended 6/30/2016	46.46	–15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	66.62	32.40	785,915	0.99	0.99	0.21
Class A
Year ended 6/30/2018	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	66.26	32.06	204,205	1.24	1.24	(0.04)
Class C
Year ended 6/30/2018	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	58.99	31.09	43,161	1.99	1.99	(0.79)

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	29%	29%	45%	43%	43%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the year.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$12.06	$0.10	$1.85	$1.95	$(0.05)	$(1.75)	$(1.80)
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Year from 6/30/2014[3] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Year from 6/30/2014[3] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$12.21	17.48%	$40,128	0.90%	1.45%	0.80%
Year ended 6/30/2017	12.06	33.26	19,265	0.90	1.70	0.86
Year ended 6/30/2016	9.12	–5.80	14,446	1.25	2.13	0.72
Year from 6/30/2014[3] to 6/30/2015	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Year ended 6/30/2018	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	9.09	–6.14	232	1.50	2.38	0.53
Year from 6/30/2014[3] to 6/30/2015	10.00	2.71	130	1.50	4.25	0.29

	Year Ended June 30,
	2018	2017	2016	2015
Portfolio turnover rate	95%	58%	89%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$12.82	$0.11	$1.09	$1.20	$(0.13)	$(0.59)	$(0.72)
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)
Class A
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)
Period from 8/30/2013[3] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$13.30	9.59%	$8,987	1.10%	2.87%	0.83%
Year ended 6/30/2017	12.82	27.93	7,694	1.10	3.37	1.00
Year ended 6/30/2016	10.10	–9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	11.93	–1.98	6,144	1.10	4.34	1.11
Year ended 6/30/2014	13.31	25.98	3,867	1.10	6.26	3.29
Class A
Year ended 6/30/2018	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	11.91	–2.22	110	1.35	4.77	0.79
Period from 8/30/2013[3] to 6/30/2014	13.29	21.88	137	1.35[4]	6.58[4]	3.21[4]

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	43%	38%	52%	42%	52%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$11.85	$0.11	$0.31	$0.42	$(0.13)	$(0.57)	$(0.70)
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)
Period from 12/31/2015[3] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$11.57	3.50%	$2,543	1.15%	6.01%	0.90%
Year ended 6/30/2017	11.85	26.14	2,422	1.15	7.36	1.12
Period from 12/31/2015[3] to 6/30/2016	9.76	–2.40	1,806	1.15[4]	12.67[4]	3.17[4]

	Year Ended June 30,		Period December 31, 2015[3]
	2018	2017	through June 30, 2016
Portfolio turnover rate	33%	34%	17%

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$27.99	$0.40	$2.93	$3.33	$(0.53)	$(0.41)	$(0.94)
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)
Class A
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)
Class C
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$30.38	12.11%	$453,184	0.97%	0.97%	1.36%
Year ended 6/30/2017	27.99	28.79	347,924	0.99	0.99	1.46
Year ended 6/30/2016	22.21	–10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.13	6.75	363,363	0.96	0.96	1.42
Year ended 6/30/2014	29.88	25.67	265,138	0.99	0.99	1.25
Class A
Year ended 6/30/2018	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	29.88	25.34	165,608	1.24	1.24	0.91
Class C
Year ended 6/30/2018	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	28.31	24.44	52,042	1.99	1.99	0.17

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	55%	83%	62%	101%	45%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$12.51	$0.45	$0.37	$0.82	$(0.49)	$—	$(0.49)
Year ended 6/30/2017	10.56	0.45	2.00	2.45	(0.50)	—	(0.50)
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)
Class A
Year ended 6/30/2018	13.01	0.43	0.38	0.81	(0.46)	—	(0.46)
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$12.84	6.71%	$20,005	0.80%	1.26%	3.55%
Year ended 6/30/2017	12.51	23.54	20,582	0.80	1.27	3.83
Year ended 6/30/2016	10.56	–4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.22	0.69	33,958	0.80	1.05	3.75
Year ended 6/30/2014	12.85	19.71	21,399	0.80	1.34	4.61
Class A
Year ended 6/30/2018	13.36	6.34	16,810	1.05	1.51	3.28
Year ended 6/30/2017	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	13.24	19.17	47,872	1.05	1.51	4.76

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	46%	71%	93%	62%	53%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Year ended 6/30/2018	$12.26	$0.72	$(0.37)[3]	$0.35	$(0.71)	$—	$(0.71)
Year ended 6/30/2017	11.47	0.75	0.79[3]	1.54	(0.75)	—	(0.75)
Year ended 6/30/2016	12.51	0.76	(0.94)[3]	(0.18)	(0.77)	(0.09)	(0.86)
Year ended 6/30/2015	13.37	0.70	(0.75)[3]	(0.05)	(0.71)	(0.10)	(0.81)
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)
Class A
Year ended 6/30/2018	12.18	0.69	(0.37)[4]	0.32	(0.67)	—	(0.67)
Year ended 6/30/2017	11.40	0.72	0.78[3]	1.50	(0.72)	—	(0.72)
Year ended 6/30/2016	12.43	0.73	(0.94)[3]	(0.21)	(0.73)	(0.09)	(0.82)
Year ended 6/30/2015	13.29	0.67	(0.75)[4]	(0.08)	(0.68)	(0.10)	(0.78)
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)
Class C
Year ended 6/30/2018	12.26	0.60	(0.38)[3]	0.22	(0.59)	—	(0.59)
Year ended 6/30/2017	11.47	0.63	0.79[3]	1.42	(0.63)	—	(0.63)
Year ended 6/30/2016	12.50	0.65	(0.94)[5]	(0.29)	(0.65)	(0.09)	(0.74)
Year ended 6/30/2015	13.36	0.58	(0.76)[3]	(0.18)	(0.58)	(0.10)	(0.68)
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)
Class Z
Period from 3/29/2018[6] to 6/30/2018	12.00	0.18	(0.11)	0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2018	$11.90	2.87%	$1,918,320	0.70%	0.74%	5.93%
Year ended 6/30/2017	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70	0.73	5.56
Year ended 6/30/2014	13.37	11.51	1,127,080	0.70	0.75	5.82
Class A
Year ended 6/30/2018	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	12.43	–0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	13.29	11.28	607,104	0.95	1.00	5.59
Class C
Year ended 6/30/2018	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	12.50	–1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	13.36	10.40	3,623	1.70	1.75	4.72
Class Z
Period from 3/29/2018[6] to 6/30/2018	11.90	0.59	328,769	0.60[7]	0.70[7]	6.54[7]

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	38%	46%	45%	44%	51%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Includes redemption fees per share of $0.01.

5  Includes redemption fees per share of $0.02.

6  Commencement of operations.

7  Annualized.
The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2018

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have five classes of shares: Class I, Class A, Class C, Class R and Class T. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and Capital Income Fund have four classes of shares: Class I, Class A, Class C and Class T. The High Yield Fund has five classes of shares: Class I, Class A, Class C, Class T and Class Z. Class A and Class T shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C, Class R and Class T shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors, the International Value Fund is not offering Class A or Class C shares to investors and the Funds are not offering Class T shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2018:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$107,287,759	$421,559,506	$1,768,872,139	$782,513,173	$41,895,169
Money Market Funds	416,970	1,663,360	29,260,359	32,363,992	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	63,549,008	2,367,774	—
Industrials	—	—	26,765,349	—	—
Materials	—	—	—	865,425	—
Time Deposits	—	7,045,829	36,697,938	16,614,084	1,784,361
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$107,704,729	$430,268,695	$1,925,144,793	$834,724,448	$43,679,530
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$6,730,688	$993,871	$562,342,072	$19,058,853	$—
Investment Companies	—	—	—	227,790	—
Preferred Stocks	—	—	1,550,000	160,462	17,856,511
Purchased Put Options	—	—	2,479,500	—	—
Warrants	—	—	2,465,978	—	—
Money Market Funds	—	—	25,188,204	—	60,116,628
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	215,690	108,220	—	—	—
Consumer Staples	292,826	205,452	—	—	—
Energy	166,557	94,550	5,248,440	534,667	—
Energy — Exploration & Production	—	—	—	—	7,416,885
Financials	1,451,235	573,090	14,318,911	566,018	—
Health Care	112,123	118,615	—	—	—
Industrials	678,906	266,167	20,507,294	484,727	—
Information Technology	—	108,962	—	—	—
Materials	—	—	146,175	—	—
Telecommunication Services	41,257	85,756	—	—	—
Preferred Stocks:
Financials	—	—	1,640,952	—	—
Convertible Bonds	—	—	38,000	—	—
Corporate Bonds	—	—	2,512,500	13,677,469	2,381,249,490
Term Loans	—	—	—	755,171	95,310,619
Warrants	—	—	275,200	—	619,200
Time Deposits	83,428	—	7,668,509	370,218	66,622,057
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Consumer Discretionary	—	—	—	236,640	—
Energy	—	—	—	2,156	—
Energy — Exploration & Production	—	—	—	—	160,741
Industrials	—	—	—	124,848	—
Materials	—	—	10,760,790	398,286	—
Metals/Mining Excluding Steel	—	—	—	—	43,390,786
Oil Field Equipment & Services	—	—	—	—	4,696,318
Specialty Retail	—	—	—	—	19,821,422
Preferred Stocks:
Consumer Staples	—	—	—	69,846	—
Food — Wholesale	—	—	—	—	11,272,351
Corporate Bonds	—	—	3,990,031	87,286	1,349,465
Term Loans	—	—	3,802,486	31,585	2,590,943
Total Investments	$9,772,710	$2,554,683	$664,935,042	$36,786,022	$2,712,473,416
Other Financial Instruments
Level 1 — Quoted prices in an active market:
Futures Contracts *			$159,031
Level 2 — Other significant observable market inputs			—
Level 3 — Significant unobservable inputs			—
Total Other Financial Instruments			$159,031

* Futures contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2018:

	Fair Value at June 30, 2018	Valuation Techniques	Unobservable Inputs	Input Values	Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks:	$0	Estimated recovery value	Probability of asset recovery	$0	Increase
	3,868,521	Market comparable companies*	EBITDA multiple	6.3x - 8.6x	Increase
	6,892,269	Market quote (stale)	N/A	$212.58	Increase
Total Common Stocks	10,760,790
Corporate Bonds	3,990,031	Market quote (stale)	N/A	$96.65 - $100.00	Increase
Term Loans	3,802,486	Market quote (stale)	N/A	$100.00	Increase
	$18,553,307
Capital Income
Common Stocks:	$236,640	Calculation of enterprise value using: Discounted cash flows Market comparable companies* Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75%-11.75% 6x - 8x $499 Million - $602 Million	Decrease Increase Increase
	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	2,156	Last traded price (stale)	N/A	$1.38	Increase
	465,950	Market comparable companies*	EBITDA multiple	5.0x - 7.3x	Increase
	57,184	Market quote (stale)	N/A	$212.58	Increase
Total Common Stocks	761,930
Preferred Stocks	69,846	Last traded price (stale)	N/A	$0.74	Increase
Corporate Bonds	87,286	Market quote (stale)	N/A	$96.65 - $100.00	Increase
Term Loans	31,585	Market quote (stale)	N/A	$100.00	Increase
	$950,647
High Yield
Common Stocks:	$19,821,422	Calculation of enterprise value using: Discounted cash flows Market comparable companies* Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75% - 11.75% 6x - 8x $499 Million - $602 Million	Decrease Increase Increase
	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	160,741	Last traded price (stale)	N/A	$1.38	Increase
	43,390,786	Market comparable companies*	EBITDA multiple	5.0x - 8.6x	Increase
	4,696,318	Market quote (stale)	N/A	$212.58	Increase
Total Common Stocks	68,069,267
Preferred Stocks	11,272,351	Last traded price (stale)	N/A	$0.74	Increase
Corporate Bonds:	0	Estimated recovery value	Probability of asset recovery	$0	Increase
	1,349,465	Market quote (stale)	N/A	$96.65 - $100.00	Increase
Total Corporate Bonds	1,349,465
Term Loans	2,590,943	Market quote (stale)	N/A	$100.00	Increase
	$83,282,026

* The valuation technique was changed from last traded price (stale) to market comparable companies for American Zinc Recycling LLC (formerly Horsehead Holding LLC) and GHW Holdco LLC. The change in valuation technique is primarily due to the market comparable companies model more closely reflecting current market participant assumptions.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Corporate Bonds	Term Loans	Rights	Total
Balance at June 30, 2017	$2,338,352	$3,570,315	$—	$0	$5,908,667
Purchases	767,999	239,000	—	—	1,006,999
Sales	(752,349)	(1,196)	—	(0)	(753,545)
Accrued discounts (premiums)	—	265,485	—	—	265,485
Realized gains (losses)	752,349	(13,726)	—	—	738,623
Change in unrealized appreciation (depreciation)	762,170	(69,847)	—	—	692,323
Transfers into Level 3	6,892,269 *	—	3,802,486 *	—	10,694,755
Balance at June 30, 2018	$10,760,790	$3,990,031	$3,802,486	$—	$18,553,307
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2018	$1,860,404	$(84,769)	$—	$—	$1,775,635
	Capital Income
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2017	$370,678	$69,846	$78,104	$—	$518,628
Purchases	194,967	—	5,229	—	200,196
Sales	(147)	—	(3,173)	—	(3,320)
Accrued discounts (premiums)	—	—	5,808	—	5,808
Realized gains (losses)	(2,106)	—	(210,129)	—	(212,235)
Change in unrealized appreciation (depreciation)	141,354	—	211,447	—	352,801
Transfers into Level 3	57,184 *	—	—	31,585 *	88,769
Balance at June 30, 2018	$761,930	$69,846	$87,286	$31,585	$950,647
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2018	$151,644	$—	$(1,855)	$—	$149,789
	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2017	$31,479,973	$11,272,351	$1,207,514	$—	$43,959,838
Purchases	18,516,806	—	80,832	—	18,597,638
Sales	(11,212)	—	(247,449)	—	(258,661)
Accrued discounts (premiums)	—	—	90,220	—	90,220
Realized gains (losses)	(140,080)	—	(16,652,703)	—	(16,792,783)
Change in unrealized appreciation (depreciation)	13,527,462	—	16,871,051	—	30,398,513
Transfers into Level 3	4,696,318 *	—	—	2,590,943 *	7,287,261
Balance at June 30, 2018	$68,069,267	$11,272,351	$1,349,465	$2,590,943	$83,282,026
Change in unrealized appreciation (depreciation) for Level 3 assets held at June 30, 2018	$13,686,555	$—	$(29,101)	$—	$13,657,454

* The transfers were due to lack of observable inputs on June 30, 2018.

There were transfers from Level 1 to Level 2 of $1,463,489 in the Value Opportunities Fund and $230,503 in the Capital Income Fund using market values as of June 30, 2018. The transfers were due to lack of trading volume on June 30, 2018. There were transfers from Level 1 to Level 2 of $11,422 in the International Value Fund using market values as of June 30, 2018. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on June 30, 2018. There were transfers from Level 2 to Level 1 of $235,011 in the Capital Income Fund using market values as of June 30, 2018. The transfers were due to increased trading volume on June 30, 2018. There were transfers from Level 2 to Level 1 of $37,708,315 in the Mid-Cap Value Fund, $98,615 in the Global Value Fund, $48,044 in the International Value Fund and $2,747,202 in the Value Opportunities Fund using market values as of June 30, 2018. The transfers were due to securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2018 for the Diversified Value Fund, Large Cap Value Fund, Small Cap Value Fund and Small Cap Diversified Value Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2018:

Liability Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	Capital Income	High Yield
Equity Contracts:
Purchased Put Options	Long-term investments	$2,479,500	$—	$—
Foreign Exchange Contracts:
Futures Contracts	Net unrealized depreciation of futures contracts*	159,031	—	—

*Includes cumulative depreciation of futures contracts as reported in the "Net Assets consist of:" section on the Statements of Assets & Liabilities.

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2018:

Realized Gains (Losses) on Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$(8,259)	$(1,479,429)
Equity Contracts:
Purchased Put Options	—	—	—
Foreign Exchange Contracts:
Futures Contracts	1,005,743	—	—

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$(1,510)	$(271,744)
Equity Contracts:
Purchased Put Options	(477,734	)*	—	—
Foreign Exchange Contracts:
Futures Contracts	219,556		—	—

* Included with net change in unrealized appreciation (depreciation) of securities of unaffiliated issuers and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2018:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1	1
Average Notional Amount — Credit Default Swap Contracts	$—	$216,000	$38,880,000
Equity Contracts:
Average Number of Contracts — Purchased Put Options	76	—	—
Average Notional Amount — Purchased Put Options	$2,606,420	$—	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	198	—	—
Average Notional Amount — Futures Contracts	$19,093,523	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2018:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Liabilities:
Futures Contracts:
Value Opportunities	$128,300	$—	$128,300	$—	$128,300	$—
Securities Lending:
Diversified Value	416,970	—	416,970	416,970	—	—
Large Cap Value	1,663,360	—	1,663,360	1,663,360	—	—
Mid-Cap Value	29,260,359	—	29,260,359	29,260,359	—	—
Small Cap Value	32,363,992	—	32,363,992	32,363,992	—	—
Value Opportunities	25,188,204	—	25,188,204	25,188,204	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through August 31, 2019.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.65%	0.80%	0.85%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	0.90%	1.10%	1.15%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.15%	1.35%	1.40%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	1.90%	2.10%	2.15%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual cap on expenses — Class T	1.20%	1.30%	1.40%	1.50%	1.15%	1.35%	1.40%	1.50%	1.05%	0.95%
Annual cap on expenses — Class Z	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.60%

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%
Class T	0.25%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C, Class R and Class T shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2018, the Funds' purchases and sales were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income		High Yield
Purchases	$—	$—	$—	$—	$—	$—	$—	$—	$—		$43,342,698
Sales	—	—	—	—	—	—	—	—	779,363	*	—

* Resulted in a realized gain of $29,076 for the Capital Income Fund.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2018 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$31,357,447	$165,589,186	$591,867,731	$224,295,303	$42,753,847	$4,644,802	$950,496	$369,199,526	$17,706,334	$1,106,742,742
Sales	45,736,131	211,143,385	975,219,935	292,917,958	24,078,439	3,757,995	849,285	320,500,035	23,508,839	993,601,666

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2018.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2018:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$120,187,024	$449,297,547	$1,734,980,538	$687,088,718	$40,430,632	$8,941,972	$2,388,195	$588,113,834	$35,073,446	$2,644,512,596
Gross unrealized appreciation	9,693,989	35,761,609	388,459,854	180,568,917	3,285,777	1,423,708	314,670	95,365,094	4,003,247	74,618,390
Gross unrealized depreciation	(22,593,254)	(63,499,650)	(264,253,896)	(81,911,162)	(1,821,240)	(676,372)	(148,209)	(51,398,339)	(2,660,935)	(133,396,255)
Net unrealized appreciation (depreciation)	(12,899,265)	(27,738,041)	124,205,958	98,657,755	1,464,537	747,336	166,461	43,966,755	1,342,312	(58,777,865)
Distributable ordinary income (as of 6/30/18)*	1,280,233	4,631,157	22,954,884	12,816,478	1,505,254	97,340	35,525	17,161,085	103,595	3,227,839
Distributable long-term gains (as of 6/30/18)	—	—	—	23,662,245	1,201,356	391,400	95,885	27,290,250	—	—
Total distributable earnings	1,280,233	4,631,157	22,954,884	36,478,723	2,706,610	488,740	131,410	44,451,335	103,595	3,227,839
Other accumulated losses	(28,379,656)	—	(21,370,537)	—	(4,100)	—	—	—	(734,877)	(114,441,183)
Total accumulated gains (losses)	$(39,998,688)	$(23,106,884)	$125,790,305	$135,136,478	$4,167,047	$1,236,076	$297,871	$88,418,090	$711,030	$(169,991,209)

* Includes distributable short-term gains of $8,001,991 for the Mid-Cap Value Fund, $10,387,689 for the Small Cap Value Fund, $1,373,908 for the Small Cap Diversified Value Fund, $17,205 for the Global Value Fund, $5,236 for the International Value Fund and $13,818,882 for the Value Opportunities Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2018, the Global Value Fund held securities with $17,429 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2018, the Small Cap Diversified Value Fund held securities with $68,496 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as foreign currency gain/loss transactions, PFICs, partnership adjustments, swap interest reclass and distribution reclass, expiring capital loss carryforwards, equalization and consent fee reclasses.

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Diversified Value	$(241,537,261)	$415	$241,536,846
Large Cap Value	(413,035,935)	1,427	413,034,508
Mid-Cap Value	—	807,892	(807,892)
Small Cap Value	662,015	252,368	(914,383)
Small Cap Diversified Value	97	4,848	(4,945)
Global Value	—	3,474	(3,474)
International Value	—	(508)	508
Value Opportunities	—	664,776	(664,776)
Capital Income	—	89,462	(89,462)
High Yield	—	(1,845,044)	1,845,044

The tax components of distributions paid during the fiscal years ended June 30, 2018 and 2017, capital loss carryovers as of June 30, 2018, and any tax basis late year losses as of June 30, 2018, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2018					June 30, 2017
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,972,008	$—	$28,379,656[1]	$—	$—	$6,410,766	$—
Large Cap Value	5,847,545	—	—	29,560,503	—	8,826,207	—
Mid-Cap Value	7,015,174	115,849,489	—	—	21,370,537[4]	15,737,440	17,317,177
Small Cap Value	7,785,649	30,558,275	—	—	—	2,949,850	—
Small Cap Diversified Value	1,255,591	2,330,107	—	—	—	146,812	—
Global Value	141,786	315,963	—	—	—	55,593	—
International Value	31,134	113,434	—	—	—	77,168	—
Value Opportunities	10,183,262	7,767,590	—	—	—	9,800,117	—
Capital Income	1,450,914	—	713,496[2]	—	—	1,484,311	—
High Yield	157,623,296	—	111,302,453[3]	—	—	161,613,195	—

1 Long-term with no expiration.

2 Short-term with no expiration.

3 $2,651,171 is short-term with no expiration and $108,651,282 is long-term with no expiration.

4 Long-term post-October loss.

As of and during the year ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2018, the Funds did not incur any interest or penalties. The tax years ended June 30, 2015 through June 30, 2018 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2018
Diversified Value Fund
Class I	158,259	$2,894,320	65,134	$1,195,866	(657,010)	$(12,209,082)	(433,617)	$(8,118,896)
Class A	48,074	876,199	15,357	283,178	(313,602)	(5,776,170)	(250,171)	(4,616,793)
Class C	21,522	394,838	923	16,885	(46,209)	(859,345)	(23,764)	(447,622)
Total net increase (decrease)	227,855	4,165,357	81,414	1,495,929	(1,016,821)	(18,844,597)	(707,552)	(13,183,311)
Large Cap Value Fund
Class I	2,979,791	100,588,501	99,918	3,269,329	(3,519,093)	(114,686,179)	(439,384)	(10,828,349)
Class A	452,316	14,768,834	47,404	1,543,005	(952,247)	(31,125,175)	(452,527)	(14,813,336)
Class C	44,840	1,422,878	1,739	55,671	(185,128)	(5,888,577)	(138,549)	(4,410,028)
Class R	40,901	1,335,321	1,733	56,845	(274,012)	(8,842,319)	(231,378)	(7,450,153)
Total net increase (decrease)	3,517,848	118,115,534	150,794	4,924,850	(4,930,480)	(160,542,250)	(1,261,838)	(37,501,866)
Mid-Cap Value Fund
Class I	5,359,663	204,455,967	2,597,067	93,987,859	(12,538,664)	(475,379,489)	(4,581,934)	(176,935,663)
Class A	826,747	30,841,562	285,594	10,181,425	(2,731,375)	(102,165,358)	(1,619,034)	(61,142,371)
Class C	58,509	1,886,168	79,737	2,481,427	(546,107)	(17,827,337)	(407,861)	(13,459,742)
Class R	49,700	1,838,661	9,440	336,912	(189,676)	(7,175,195)	(130,536)	(4,999,622)
Total net increase (decrease)	6,294,619	239,022,358	2,971,838	106,987,623	(16,005,822)	(602,547,379)	(6,739,365)	(256,537,398)
Small Cap Value Fund
Class I	1,908,065	115,867,183	352,439	20,726,931	(2,359,930)	(143,981,605)	(99,426)	(7,387,491)
Class A	189,657	11,366,706	33,531	1,962,240	(629,826)	(38,203,675)	(406,638)	(24,874,729)
Class C	8,406	420,678	12,314	600,049	(102,576)	(5,173,595)	(81,856)	(4,152,868)
Total net increase (decrease)	2,106,128	127,654,567	398,284	23,289,220	(3,092,332)	(187,358,875)	(587,920)	(36,415,088)
Small Cap Diversified Value Fund
Class I	1,442,922	17,769,109	302,587	3,404,099	(55,350)	(652,882)	1,690,159	20,520,326
Class A	227,730	2,778,889	15,788	176,823	(70,064)	(829,798)	173,454	2,125,914
Total net increase (decrease)	1,670,652	20,547,998	318,375	3,580,922	(125,414)	(1,482,680)	1,863,613	22,646,240
Global Value Fund
Class I	49,087	660,967	33,882	432,679	(7,720)	(103,218)	75,249	990,428
Class A	43,606	579,945	1,965	25,070	(24,499)	(326,866)	21,072	278,149
Total net increase (decrease)	92,693	1,240,912	35,847	457,749	(32,219)	(430,084)	96,321	1,268,577
International Value Fund
Class I	3,000	36,374	12,356	144,568	—	—	15,356	180,942
Total net increase	3,000	36,374	12,356	144,568	—	—	15,356	180,942
Value Opportunities Fund
Class I	4,807,140	140,856,785	330,329	9,424,295	(2,652,597)	(79,269,451)	2,484,872	71,011,629
Class A	997,225	29,301,165	103,459	2,957,879	(1,492,259)	(43,639,405)	(391,575)	(11,380,361)
Class C	126,468	3,448,265	35,417	943,875	(629,312)	(17,060,721)	(467,427)	(12,668,581)
Total net increase (decrease)	5,930,833	173,606,215	469,205	13,326,049	(4,774,168)	(139,969,577)	1,625,870	46,962,687
Capital Income Fund
Class I	534,542	6,800,460	47,650	603,069	(668,387)	(8,492,631)	(86,195)	(1,089,102)
Class A	255,525	3,353,937	39,003	513,024	(663,362)	(8,681,792)	(368,834)	(4,814,831)
Total net increase (decrease)	790,067	10,154,397	86,653	1,116,093	(1,331,749)	(17,174,423)	(455,029)	(5,903,933)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2018
High Yield Fund
Class I	54,281,965	$662,131,795	7,909,848	$96,192,964	(71,502,544)	$(863,414,446)[1]	(9,310,731)	$(105,089,687)
Class A	4,403,302	53,523,767	2,291,302	27,709,530	(13,728,851)	(166,831,745)[1]	(7,034,247)	(85,598,448)
Class C	118,822	1,458,091	8,896	107,978	(89,106)	(1,088,904)[1]	38,612	477,165
Class Z	27,668,304	330,543,054	38,445	458,459	(86,935)	(1,037,100)	27,619,814	329,964,413
Total net increase (decrease)	86,472,393	1,047,656,707	10,248,491	124,468,931	(85,407,436)	(1,032,372,195)	11,313,448	139,753,443
Year Ended June 30, 2017
Diversified Value Fund
Class I	548,819	8,699,241	244,219	4,041,821	(20,783,724)	(315,301,576)	(19,990,686)	(302,560,514)
Class A	77,654	1,273,228	54,517	905,529	(463,825)	(7,452,010)	(331,654)	(5,273,253)
Class C	17,706	289,256	4,952	81,656	(93,794)	(1,459,349)	(71,136)	(1,088,437)
Total net increase (decrease)	644,179	10,261,725	303,688	5,029,006	(21,341,343)	(324,212,935)	(20,393,476)	(308,922,204)
Large Cap Value Fund
Class I	1,858,606	53,542,851	194,155	5,706,224	(5,543,590)	(157,700,893)	(3,490,829)	(98,451,818)
Class A	450,429	12,916,244	65,925	1,927,647	(1,860,523)	(52,410,738)	(1,344,169)	(37,566,847)
Class C	31,274	865,836	2,686	77,122	(328,212)	(9,064,006)	(294,252)	(8,121,048)
Class R	154,260	4,469,774	4,446	130,667	(248,990)	(7,270,160)	(90,284)	(2,669,719)
Total net increase (decrease)	2,494,569	71,794,705	267,212	7,841,660	(7,981,315)	(226,445,797)	(5,219,534)	(146,809,432)
Mid-Cap Value Fund
Class I	7,318,551	259,240,441	667,636	25,370,176	(17,166,116)	(597,208,871)	(9,179,929)	(312,598,254)
Class A	1,178,583	42,047,606	79,503	2,978,963	(4,430,108)	(152,247,703)	(3,172,022)	(107,221,134)
Class C	104,742	3,370,715	19,068	633,072	(966,056)	(29,294,341)	(842,246)	(25,290,554)
Class R	169,885	5,744,063	2,932	110,120	(251,451)	(8,933,252)	(78,634)	(3,079,069)
Total net increase (decrease)	8,771,761	310,402,825	769,139	29,092,331	(22,813,731)	(787,684,167)	(13,272,831)	(448,189,011)
Small Cap Value Fund
Class I	2,000,823	112,438,205	31,464	1,872,419	(5,793,793)	(311,018,844)	(3,761,506)	(196,708,220)
Class A	321,829	18,159,679	—	—	(1,257,117)	(67,256,146)	(935,288)	(49,096,467)
Class C	10,061	468,356	—	—	(185,197)	(8,496,451)	(175,136)	(8,028,095)
Total net increase (decrease)	2,332,713	131,066,240	31,464	1,872,419	(7,236,107)	(386,771,441)	(4,871,930)	(253,832,782)
Small Cap Diversified Value Fund
Class I	1,024	10,305	12,237	145,133	(4)	(47)	13,257	155,391
Class A	67,516	789,171	142	1,679	(33,214)	(385,123)	34,444	405,727
Total net increase (decrease)	68,540	799,476	12,379	146,812	(33,218)	(385,170)	47,701	561,118
Global Value Fund
Class I	99,925	1,172,355	4,453	53,569	(19,120)	(225,520)	85,258	1,000,404
Class A	33,240	393,270	76	911	(9,154)	(111,227)	24,162	282,954
Total net increase (decrease)	133,165	1,565,625	4,529	54,480	(28,274)	(336,747)	109,420	1,283,358
International Value Fund
Class I	12,217	136,570	7,205	77,168	—	—	19,422	213,738
Total net increase	12,217	136,570	7,205	77,168	—	—	19,422	213,738

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2017
Value Opportunities Fund
Class I	3,844,831	$102,190,967	152,247	$4,107,620	(3,248,754)	$(83,216,995)	748,324	$23,081,592
Class A	1,355,149	35,883,634	69,948	1,890,685	(2,532,267)	(64,233,864)	(1,107,170)	(26,459,545)
Class C	246,352	6,006,220	22,269	562,082	(1,120,338)	(26,295,642)	(851,717)	(19,727,340)
Total net increase (decrease)	5,446,332	144,080,821	244,464	6,560,387	(6,901,359)	(173,746,501)	(1,210,563)	(23,105,293)
Capital Income Fund
Class I	772,062	9,475,354	41,991	498,700	(1,145,429)	(13,096,384)	(331,376)	(3,122,330)
Class A	743,231	9,248,362	49,871	615,907	(744,141)	(9,259,888)	48,961	604,381
Total net increase (decrease)	1,515,293	18,723,716	91,862	1,114,607	(1,889,570)	(22,356,272)	(282,415)	(2,517,949)
High Yield Fund
Class I	62,906,295	758,702,120	7,817,097	94,376,939	(64,412,501)	(778,952,418)[2]	6,310,891	74,126,641
Class A	9,124,346	109,486,200	2,750,338	32,958,043	(18,251,434)	(216,953,366)[2]	(6,376,750)	(74,509,123)
Class C	97,898	1,174,029	6,510	78,569	(97,443)	(1,173,984)[2]	6,965	78,614
Total net increase (decrease)	72,128,539	869,362,349	10,573,945	127,413,551	(82,761,378)	(997,079,768)	(58,894)	(303,868)

1  Net of redemption fees of $119,313 for Class I, $241,463 for Class A and $49 for Class C.

2  Net of redemption fees of $106,483 for Class I, $20,505 for Class A and $596 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2018, is set forth below:

Mid-Cap Value Fund

Issuer Name	Shares Held at July 1, 2017	Additions	Reductions	Shares Held at June 30, 2018	Dividends	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2018
Ophir Energy PLC	56,973,900	—	(395,000)	56,578,900	$—	$(1,248,950)	$(23,803,312)	$37,708,315
					$—	$(1,248,950)	$(23,803,312)

Small Cap Value Fund

Issuer Name	Shares Held at July 1, 2017	Additions	Reductions		Shares Held at June 30, 2018	Dividends	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2018
Hudson Global, Inc.	2,187,600	—	—		2,187,600	$—	$—	$612,528	$3,543,912
Noranda Aluminum Holding Corp.	800,300	—	—		800,300	—	—	6,963	24,569
Real Industry, Inc. +	2,307,708	—	(2,307,708	)*	—	—	—	7,306,616	—
						$—	$—	$7,926,107

+  Issuer was not an affiliate as of June 30, 2018.

*  Reductions due to corporate action.

Value Opportunities Fund

Issuer Name	Shares Held at July 1, 2017	Additions	Reductions	Shares Held at June 30, 2018	Dividends	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2018
GHW Holdco LLC	2	38	—	40	$—	$—	$1,196,121	$2,009,120
Iracore Investments Holdings, Inc.	32,422	—	—	32,422	—	—	—	6,892,269
Motors Liquidation Company GUC Trust	1,048,100	575,000		1,623,100	—	—	1,641,360	16,078,834
					$—	$—	$2,837,481

High Yield Fund

Issuer Name	Shares Held at July 1, 2017	Additions		Reductions	Shares Held at June 30, 2018	Dividends	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2018
American Zinc Recycling LLC (formerly Horsehead Holding LLC)	76,444	—		—	76,444	$—	$—	$10,832,016	$30,319,984
GHW Holdco LLC	1	26		—	27	—	—	797,582	1,339,581
Iracore Investments Holdings, Inc.	22,092	—		—	22,092	—	—	—	4,696,318
RA Parent, Inc.	—	288	*	—	288	—	—	(6,122,295)	11,731,221
						$—	$—	$5,507,303

*  Additions due to corporate action.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2018, the Capital Income Fund and High Yield Fund had outstanding bridge loan commitments of $50,000 and $9,760,000, respectively.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2018, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 11.

Subsequent Events. The Board approved a reduction in the annual advisory fee rate and annual cap on expenses for certain Funds to be effective August 29, 2018.

	Diversified Value	Large Cap Value	Global Value	International Value
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%	0.80%
Annual cap on expenses — Class I	0.80%	0.95%	0.95%	0.95%
Annual cap on expenses — Class A	1.05%	1.20%	1.20%	1.20%
Annual cap on expenses — Class C	1.80%	1.95%	1.95%	1.95%
Annual cap on expenses — Class R	N/A	1.45%	N/A	N/A
Annual cap on expenses — Class T	1.05%	1.20%	1.20%	1.20%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2018.

For the year ended June 30, 2018, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 65.47%, Small Cap Value Fund — 59.61%, Small Cap Diversified Value Fund — 27.50%, Global Value Fund — 49.19%, International Value Fund — 0.00%, Value Opportunities Fund — 50.12%, Capital Income Fund — 13.90%, High Yield Fund — 1.13%.

For the year ended June 30, 2018, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 75.78%, Small Cap Value Fund — 59.61%, Small Cap Diversified Value Fund — 28.44%, Global Value Fund — 94.84%, International Value Fund — 100.00%, Value Opportunities Fund — 64.78%, Capital Income Fund — 27.99%, High Yield Fund — 1.13%. Shareholders should consult their tax advisors.

For the year ended June 30, 2018, the Global Value Fund and International Value Fund earned foreign source income of $117,043 and $57,146, respectively, and paid foreign taxes of $9,173 and $4,666, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only.  For the year ended June 30, 2018, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.09%, Large Cap Value Fund — 0.12%, Mid-Cap Value Fund — 0.51%, Small Cap Value Fund — 0.24%, Small Cap Diversified Value Fund — 0.22%, Global Value Fund — 0.31%, International Value Fund — 0.29%, Value Opportunities Fund — 18.93%, Capital Income Fund — 63.54%, High Yield Fund — 95.13%.

For the year ended June 30, 2018, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 5.84%, Small Cap Value Fund — 58.37%, Small Cap Diversified Value Fund — 91.99%, Global Value Fund — 40.90%, International Value Fund — 15.65%, Value Opportunities Fund — 4.97%, Capital Income Fund — 0.00%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets & liabilities of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund, and High Yield Fund, including the schedules of investments, as of June 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except, Small Cap Diversified Value Fund which is for each of the three years in the period then ended and for the period from June 30, 2014 (commencement of operations) to June 30, 2015, and International Value Fund, which is for each of the two years in the period then ended and for the period from December 31, 2015 (commencement of operations) to June 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except, Small Cap Diversified Value Fund which is for each of the three years in the period then ended and for the period from June 30, 2014 (commencement of operations) to June 30, 2015, and International Value Fund, which is for each of the two years in the period then ended and for the period from December 31, 2015 (commencement of operations) to June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Los Angeles, California
August 21, 2018

We have served as the auditor of one or more Hotchkis & Wiley Funds investment companies since 2012.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2018 – June 30, 2018).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$997.90	$4.71	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	996.80	5.94	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	993.10	9.64	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	998.80	4.81	1,000.00	1,019.98	4.86	0.97
Class A	1,000.00	997.60	6.04	1,000.00	1,018.74	6.11	1.22
Class C	1,000.00	993.90	9.74	1,000.00	1,015.03	9.84	1.97
Class R	1,000.00	996.10	7.28	1,000.00	1,017.50	7.35	1.47
Mid-Cap Value Fund
Class I	1,000.00	1,055.90	4.79	1,000.00	1,020.13	4.71	0.94
Class A	1,000.00	1,054.30	6.06	1,000.00	1,018.89	5.96	1.19
Class C	1,000.00	1,050.50	9.86	1,000.00	1,015.17	9.69	1.94
Class R	1,000.00	1,053.20	7.33	1,000.00	1,017.65	7.20	1.44
Small Cap Value Fund
Class I	1,000.00	1,058.00	5.10	1,000.00	1,019.84	5.01	1.00
Class A	1,000.00	1,056.80	6.37	1,000.00	1,018.60	6.26	1.25
Class C	1,000.00	1,052.80	10.18	1,000.00	1,014.88	9.99	2.00
Small Cap Diversified Value Fund
Class I	1,000.00	1,065.40	4.61	1,000.00	1,020.33	4.51	0.90
Class A	1,000.00	1,063.00	5.88	1,000.00	1,019.09	5.76	1.15
Global Value Fund
Class I	1,000.00	1,015.30	5.50	1,000.00	1,019.34	5.51	1.10
Class A	1,000.00	1,013.70	6.74	1,000.00	1,018.10	6.76	1.35
International Value Fund
Class I	1,000.00	969.80	5.62	1,000.00	1,019.09	5.76	1.15

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns				Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18		Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$1,032.60	$4.89		$1,000.00	$1,019.98	$4.86	0.97%
Class A	1,000.00	1,031.20	6.14		1,000.00	1,018.74	6.11	1.22
Class C	1,000.00	1,027.30	9.90		1,000.00	1,015.03	9.84	1.97
Capital Income Fund
Class I	1,000.00	1,028.70	4.02		1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,027.10	5.28		1,000.00	1,019.59	5.26	1.05
High Yield Fund
Class I	1,000.00	999.60	3.47		1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	999.00	4.71		1,000.00	1,020.08	4.76	0.95
Class C	1,000.00	993.80	8.40		1,000.00	1,016.36	8.50	1.70
Class Z	1,000.00	1,005.90	1.50	**	1,000.00	1,021.82	3.01	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

** Actual expenses are equal to the Fund's annualized expense ratio for Class Z multiplied by the average account value over the period, multiplied by 91/365 (to reflect the commencement of operations to June 30, 2018).

Board Considerations In Approving Continuation of Investment Advisory Agreements

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were renewed by the Board at a meeting held in May 2018 and for four funds amended in August, 2018.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, along with compliance with legal requirements, (ii) short-term and longer-term total return of each Fund relative to their respective peer groups and market indices, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its respective peer group, and (vi) benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk assessment process. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their request was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2018 to review the materials provided by the Advisor and were advised regarding the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the Funds' May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Board and responded to their further questions. The Board considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

The Board considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Advisory Agreement is in the best interests of the applicable Fund. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Board concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor. The Board noted that they review data on the short-term and longer-term total return of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information provided by Morningstar, Inc., an independent provider of mutual fund data, that compared the total return of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2017. The Peer Groups were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group funds is provided at each quarterly Board meeting. The Board also considered total return information for various periods through March 2018 that was provided by the Advisor.

The Board considered the total return information for each Fund for applicable periods up to 10 years. The Board noted that all Funds with at least 5 years of performance (i.e., all but the Small Cap Diversified Value Fund and International Value Fund) outperformed the median total return of their respective Peer Group for the 5-year period ended December 31, 2017, except the Mid-Cap Value Fund which underperformed the median total return of its Peer Group. The Board noted that for the 3-year period ended December 31, 2017, the Large Cap Value, Small Cap Diversified Value Fund, Global Value, Value Opportunities, Capital Income and High Yield Funds equaled or outperformed the median total return of their respective Peer Group. The Board also noted that for the 3-year period ended December 31, 2017, the Diversified Value, Small Cap Value and Mid-Cap Value Funds underperformed the median total return of their respective Peer Group. The Board considered that for the 1-year period ended December 31, 2017, the Diversified Value, Large Cap Value, Small Cap Diversified Value and High Yield Funds outperformed the median total return of their respective Peer Group, but the Mid-Cap Value, Small Cap Value, Global Value, International Value, Value Opportunities and Capital Income Funds underperformed the median total return of their respective Peer Group. The Board also considered the Advisor's supplemental report for periods through March 31, 2018, but focused more on longer-term than short-term performance of the Funds versus their respective Peer Groups.

In addition, the Board reviewed each Fund's total return to that of its respective benchmark index(es). The Independent Trustees reviewed the variability of the performance of the Funds over time in light of the Advisor's investment strategy for each Fund.

Fees, Expenses and Profitability. The Board reviewed expense data using information provided by Morningstar, Inc., contained in the Report, including information regarding any expense caps for the Funds. The Board reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those in their respective Peer Groups. The Board also reviewed information provided by the Advisor on advisory fees charged by the Advisor for sub-advisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and sub-advisory clients and noted it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value, International Value, Value Opportunities and Capital Income Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value Fund's advisory fee was lower than the median of its Peer Group, and that the Small Cap Diversified Value, Global Value and High Yield Funds' advisory fees were the same as the median of their respective Peer Group. The Board further considered that at the request of the Independent Trustees, that the Advisor reviewed the advisory fees for certain funds and at the August meeting proposed reductions in the advisory fee for the Diversified Value Fund, Large Cap Value Fund, Global Value Fund and International Value Fund; which the Board approved. The Board noted that the Advisor uses a research-intensive process. With respect to the expense ratios for the Funds, the Board noted that the Report showed that each Funds' net expense ratios were higher than the median of their respective Peer Group, except that the Value Opportunities and High Yield Funds' net expense ratios were equal to the median of their respective Peer Group. The Board considered the expense caps put in place by the Advisor (as further described below). The Board noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2017, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board also noted that the annualized expense ratio was above the expense cap for the Diversified Value, Small Cap Diversified Value, Global Value, International Value, Capital Income and High Yield Funds in 2017. The Board noted that the Advisor has agreed to continue the expense caps and at the August 2018 meeting, lower the expense limitation for the Diversified Value Fund, Large Cap Value Fund, Global Value Fund and International Value Fund. The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Small Cap Value Fund has limited availability for purchase. The Board noted that closing Funds is financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Board considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor, the Advisor's investment in technology resources and the back office services outsourced by the Advisor. The Board concluded that the Funds' shareholders share in the additional services, investment in talented employees and technology improvements provided by the Advisor without an increase in advisory fees. The Board also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor who use (or can use) the research for the benefit of the Advisor's other clients). The Board noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Advisory Agreement is in the best interests of each Fund.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 — present); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present); Founder, Chairman and CEO, Bridge Energy LLC (2017 — present).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007	California State University — Long Beach: Professor of Economics (1994 — 2015).	Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (10 portfolios)
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	None
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Ten	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chair of the Nominating and Governance Committee.

(b)  Chair of the Audit Committee.

(c)  Vice Chair of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Ten	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0618-0818

JUNE 30, 2018

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$245,758	$246,428
Audit-Related Fees	$0	$0
Tax Fees	$75,750	$74,265
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.  The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any

“control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor.  The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2018 and 2017 consisted of preparing state and federal tax returns.  D&T charged $124,900 and $121,250 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2018 and 2017, respectively.  None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.  The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 28, 2018

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 28, 2018